EXHIBIT 23(g)

                                CUSTODY AGREEMENT

This Agreement is made this 27th day of March , 2001 between Maxim Series Fund, Inc. (the "Company"), a Maryland corporation, and Barclays Global Investors, N.
A. ( "BGI")

1. BGI will open and maintain an account on behalf of the Company (the "Account") and hold therein all cash, securities and other property as shall from time to time be received and accepted by BGI pursuant to this Agreement, and will collect and receive all income, monies and other properties paid or deposited in respect of the property held in the Account or realized on the sale or other disposition of property in the Account. All assets in the Account shall be held for the use and benefit of the Company, shall remain the specific property of the Company and shall not be subject to any claim made by the Bank against the Company, nor to any right of set off by the Bank and, except for cash, shall not be subject to the claim of any third party against the Bank.

2. BGI will, upon instructions of the Company given as provided in paragraph 14:
(a) deliver or receive securities and other property, (b) convert, redeem or exchange for other securities and other property any securities or other property at any time held in the Account, and (c) transfer or make payments from the Account of securities and other property to such persons as may from time to time be specified by the Company.

3. BGI shall notify Company of any fractional interests in securities received by BGI as a result of stock dividends and will dispose or sell of such fractional interests

4. When BGI is instructed to receive securities against payment, the Company will have funds or equivalent receivables on deposit with BGI or have funds made available to BGI in advance for such purpose.

5. BGI is not under any duty to provide the Company with investment advice or to supervise the Company's investments.

6. BGI shall notify the Company of each transaction involving the Account and will render a statement of transactions with respect to the Account on a regular basis. Additional periodic statements and certifications of assets shall be rendered as the Company may reasonably require. BGI shall at all times maintain proper books and records with regard to all transactions contemplated by this Agreement. Books and records shall be subject to audit and inspection by the Company. During the course of BGI's regular business hours, authorized employees and representatives of the Company, upon giving one business day notice, or regulatory officials, upon reasonably notice whenever possible, shall be entitled to examine on BGI's premises, BGI's records relating to the Account or inspect the assets of the Account.

7. BGI shall vote any stocks, bonds or other securities in the Account, and may give general or special proxies with or without power of substitution with respect thereto.

8. The Company hereby authorizes BGI to hold securities owned by the Company with the Depository Trust Company, the Participants Trust Company, the Federal Reserve Bank and Euroclear. Securities so held by BGI, or held in fungible bulk by BGI for more than one owner, shall be separately identified on BGI's official records as being owned by the Company. BGI shall provide annual certification that the securities are held in custody or as required by applicable regulatory officials.

9. BGI's records shall identify which securities are kept with the Depository Trust Company, the Participants Trust Company, the Federal Reserve Bank and Euroclear and shall also identify the location of the securities, and, if held through an agent, the name of the agent.

10. All the securities that are registered must be registered in the name of the Company, in the name of a nominee or agent of the Company , in BGI's name or its nominee, or, if held in an authorized clearing corporation, in the name of the clearing corporation or its nominee. For securities held in the name of a nominee, the Company will have the same responsibility as if the securities were registered in its name.

11. Compensation for BGI's services pursuant to this Agreement shall be as agreed to in advance from time-to-time by BGI and the Company and shall be evidenced in writing which document shall address all aspects of compensation including remittance schedules and pre-authorized debit procedures .

12. BGI is authorized to charge the account with all taxes and levies incidental to the transfer of securities on the Company's behalf and will provide on a monthly basis an itemized statement to the Company of such charges. BGI will be responsible for all other standard custody expenses.

13. BGI is authorized to disclose the Company's name, address and securities position to the issuers of such securities when requested to do so by them.

14. BGI shall be authorized to accept and rely upon the instructions given by any authorized employee of the Company, including any verbal instructions which the individual receiving such instructions on behalf of BGI believes in good faith to have been given by an authorized employee of the Company, and all authorizations shall remain in full force and effect until canceled or superseded by subsequent instructions received by BGI.

15. BGI will post income and principal payments to the Account pursuant to Schedule A attached hereto and incorporated herein by reference.

16. After safe delivery of securities to BGI and until redelivery or other disposition of such securities pursuant to instructions by the Company, BGI assumes liability for loss thereof due to the negligence or willful misconduct of BGI, the unexcused breach of the Agreement by BGI or violation by BGI of any applicable law, regulation or order. Safe delivery shall be evidenced by a confirmation issued by BGI.

17. BGI agrees that it is responsible for and required to fully reimburse and indemnify the Company for any loss of securities pursuant to Paragraph 16 above. In the event there is a loss of securities as to which BGI is obligated to indemnify the Company BGI shall promptly replace the same or the value thereof, and the value of any loss of rights or privileges pertaining to such securities which result from such loss.

18. When BGI is instructed to deliver securities against payment, delivery may actually be made before receipt of payment in accordance with generally accepted market practice of net end-of- day settlement. The Company bears the risk that the recipient of the securities may fail to make payment, return the securities or hold the securities or the proceeds of their sale in trust for the Company of for BGI as agent.

19. The Company will execute its investment transactions on its own behalf. However, in the event the Company chooses to utilize the services of BGI, BGI will, at its sole discretion, accept orders from the Company for the purchase or sale of securities and either execute such orders itself or by means of an agent, such as a broker or other financial organization of its choice, subject to the fees and commissions in effect from time to time. BGI shall not be responsible for any act or omission, or for the solvency, of any broker or agent selected by BGI to effect any transaction for the Company's account. When instructed to buy or sell securities for which BGI acts as a dealer, BGI will buy or sell such securities from or to itself as principal.

20. BGI will be entitled to reverse any credits made on the Company's behalf where such credits have been previously made and securities or monies are not finally collected.

21. All shipments of negotiable or non-negotiable securities from BGI must be by registered mail, registered airmail and/or express and connecting messenger therewith and must be insured.

22. BGI shall be under no obligation or duty to take action to effect collection of any amount if the securities upon which such payment is due are in default, or if payment is refused after due demand and presentation.

23. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Agreement as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

24. The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Company. The Custodian may receive and accept a certified copy of a vote of the Board of Directors as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Directors pursuant to the Articles as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

25. So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless by the Company and/or each Fund in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Company and/or the Fund for any action taken or omitted by it without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Trust) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

Except as may arise from the Custodian's own negligence or willful misconduct, the Custodian shall be without liability to the Company and/or each Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any agent or nominee, including, without limitation, nationalization or expropriation, imposition of currency controls or restrictions, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, acts of war or terrorism, riots, revolutions, work stoppages, natural disasters or other similar events or acts; (ii) errors by the Companyin its instructions to the Custodian; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Trust, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

If the Company requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Company being liable for the payment of money or incurring liability of some other form, the Trust, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

In no event shall the Custodian be liable to the Company and/or each Fund for indirect, special or consequential damages, unless such damages arise out of the willful misconduct or bad faith of the Custodian. In no event shall the Company and/or each Fund be liable to the Custodian for indirect, special or consequential damages, unless such damages arise out of the willful misconduct or bad faith of the Company and/or each Fund.

26. If the Company requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities or provide conditional credit for any purpose (including but not limited to securities settlements, and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Company shall be security therefor and should the Company fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Company assets to the extent necessary to obtain reimbursement to the extent that such actions will not cause the Company and/or Fund to be in violation of any applicable federal or state securities laws, rules or regulations.

27. It is understood that BGI is authorized to supply any information regarding the Account which is required by any law or governmental regulation now or hereafter in effect.

28. Each and every right granted to the parties hereunder or under any other document delivered hereunder or in connection herewith, or in connection herewith, or allowed them by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party or any right preclude any other or future exercise thereof or the exercise of any other right.

29. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby, and if any provision is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances.

30. The Agreement may be amended or terminated at any time by written agreement of the parties and may be terminated by either party at any time upon 60 days written notice to the other party. In the event of termination of the Agreement, BGI shall join in whatever action is necessary to effect the safe return to the Company, or the transfer to such person(s) designated by the Company, of the assets comprising the Account.

31. Notices and other communications shall be addressed to the parties hereto at the address set forth in the signature part of this Agreement.

32. The Agreement shall be governed by the laws of the State of New York and will be binding upon the successors and assigns of the parties hereto.


Dated as of the day and year first above written.

MAXIM SERIES FUND, INC.                    BARCLAYS GLOBAL INVESTORS, N.A.
8515 East Orchard Road                     45 Fremont Street
Englewood, CO 80111                        San Francisco, CA, 94105


By: /s/ David G. McLeod                    By: /s/ Matthew H. Scanlan
    --------------------------------           -------------------------------
Title:  Treasurer                          Title: Managing Director


By: /s/ Beverly A. Byrne                   By: /s/ Mark McClenahan
    --------------------------------           -------------------------------
Title: Secretary                           Title: Principal

                                CUSTODY AGREEMENT

           This Agreement is made this 24th day of June 1991 between Maxim Series Fund, Inc. (the "Company"), a Maryland corporation, and Morgan Guaranty Trust Company of New York ("Morgan").

         1. Morgan will open and maintain an account on behalf of the Company (the "Account") and hold therein all cash, securities and other property as shall from time to time be received and accepted by Morgan pursuant to this Agreement, and will collect and receive all income, monies and other properties paid or deposited in respect of the property held in the Account or realized on the sale or other disposition of property in the Account. All assets in the Account shall be held for the use and benefit of the Company, shall remain the specific property of the Company and shall not be subject to any claim made by the Bank against the Company, nor to any right of set off by the Bank and, except for cash, shall not be subject to the claim of any third party against the Bank.

         2. Morgan will, upon instructions of the Company given as provided in paragraph 14: (a) deliver or receive securities and other property, (b) convert, redeem or exchange for other securities and other property any securities or other property at any time held in the Account, and (c) transfer or make payments from the Account of securities and other property to such persons as may from time to time be specified by the Company.

         3. Morgan shall notify Company of any fractional interests in securities received by Morgan as a result of stock dividends and will dispose or sell of such fractional interests.

         4. When Morgan is instructed to receive securities against payment, the Company will have funds or equivalent receivables on deposit with Morgan or have funds made available to Morgan in advance for such purpose.

         5. Morgan is not under any duty to provide the Company with investment advice or to supervise the Company's investments.

         6. Morgan shall notify the Company of each transaction involving the Account and will render a statement of transactions with respect to the Account on a regular basis. Additional periodic statements and certifications of assets shall be rendered as the Company may reasonably require. Morgan shall at all times maintain proper books and records with regard to all transactions contemplated by this Agreement. Books and records shall be subject to audit and inspection by the Company. During the course of Morgan's regular business hours, authorized employees and representatives of the Company, upon giving one business day notice, or regulatory officials, upon reasonable notice whenever possible, shall be entitled to examine on Morgan's premises, Morgan's records relating to the Account or inspect the assets of the Account.

         7. The Bank will send to the Company (i) such proxies (signed in blank if issued in the name of the nominee) and communications with respect to securities in the Account as call for voting or other action by the stockholder;
(ii) any information which relates to legal proceedings and which is received by Morgan for forwarding to the Company; and (iii) any information relating to the securities.

         8. The Company hereby authorizes Morgan to hold securities owned by the Company with the Depository Trust Company, the Participants Trust Company, the Federal Reserve Bank and Euroclear. Securities so held by Morgan, or held in fungible bulk by Morgan for more than one owner, shall be separately identified on Morgan's official records as being owned by the Company. Morgan shall provide annual certification that the securities are held in custody or as required by applicable regulatory officials.

         9. Morgan's records shall identify which securities are kept with the Depository Trust Company, the Participants Trust Company, the Federal Reserve Bank and Euroclear and shall also identify the location of the securities, and, if held through an agent, the name of the agent.

         10. All the securities that are registered must be registered in the name of the Company, in the name of a nominee of the Company, in Morgan's name or its nominee, or, if held in an authorized clearing corporation, in the name of the clearing corporation or its nominee. For securities held in the name of a nominee, the Company will have the same responsibility as if the securities were registered in its name.

         11. Compensation for Morgan's services pursuant to this Agreement shall be as agreed to in advance from time-to-time by Morgan and the Company and shall be evidenced in writing. Morgan will provide a monthly statement to the Company reflecting the fees due and owing to Morgan for its services rendered pursuant to this Agreement. The Company will remit payment according to said invoice within 30 business days after receipt thereof either by electronic wire transfer or by check. If such statement is not paid within the thirty day period, Morgan is authorized to charge the account in accordance with its preauthorized debit procedures.

         12. Morgan is authorized to charge the account with all taxes and expenses incidental to the transfer of securities on the Company's behalf and will provide on a monthly basis an itemized statement to the Company of such charges.

         13. Morgan is authorized to disclose the Company's name, address and securities position to the issuers of such securities when requested to do so by them.

         14. Morgan shall be authorized to accept and rely upon the instructions given by any authorized employee of the Company, including any verbal instructions which the individual receiving such instructions on behalf of Morgan believes in good faith to have been given by an authorized employee of the Company, and all authorizations shall remain in full force and effect until canceled or superseded by subsequent instructions received by Morgan.

         15. Morgan will post income and principal payments to the Account pursuant to Schedule A attached hereto and incorporated herein by reference. For any failure to so post income and principal payments, Morgan agrees to pay compensation to the Company as agreed to in writing by the parties.

         16. After safe delivery of securities to Morgan and until redelivery or other disposition of such securities pursuant to instructions by the Company, Morgan assumes liability for loss thereof due to the negligence or willful misconduct of Morgan, the unexcused breach of this Agreement by Morgan or violation by Morgan of any applicable law, regulation or order. Safe delivery shall be evidenced by a confirmation issued by Morgan.

         17. Morgan agrees that it is responsible for and required to fully reimburse and indemnify the Company for any loss of securities pursuant to Paragraph 16 above. In the event there is a loss of securities as to which Morgan is obligated to indemnify the Company, Morgan shall promptly replace the same or the value thereof, and the value of any loss of rights or privileges pertaining to such securities which result from such loss.

         18. When Morgan is instructed to deliver securities against payment, delivery may actually be made before receipt of payment in accordance with generally accepted market practice of net end-of-day settlement. The Company bears the risk that the recipient of the securities may fail to make payment, return the securities or hold the securities or the proceeds of their sale in trust for the Company of for Morgan as agent.

         19. The Company will execute its investment transactions on its own behalf. However, in the event the Company chooses to utilize the services of Morgan, Morgan will, at its sole discretion, accept orders from the Company for the purchase or sale of securities and either execute such orders itself or by means of an agent, such as a broker or other financial organization of its choice, subject to the fees and commissions in effect from time to time. Morgan shall not be responsible for any act or omission, or for the solvency, of any broker or agent selected by Morgan to effect any transaction for the Company's account. When instructed to buy or sell securities for which Morgan acts as a dealer, Morgan will buy or sell such securities from or to itself as principal.

         20. Morgan will be entitled to reverse any credits made on the Company's behalf where such credits have been previously made and securities or monies are not finally collected.

         21. All shipments of negotiable or non-negotiable securities from Morgan must be by registered mail, registered airmail and/or express and connecting messenger therewith and must be insured.

         22. Morgan shall be under no obligation or duty to take action to effect collection of any amount if the securities upon which such payment is due are in default, or if payment is refused after due demand and presentation.

         23.It is understood that Morgan is authorized to supply any information regarding the ccount which is required by any law or governmental regulation now or hereafter in effect.

         24. Each and every right granted to the parties hereunder or under any other document delivered hereunder or in connection herewith, or allowed them by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

         25. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby, and if any provision is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances.

         26. This Agreement may be amended or terminated at any time by written agreement of the parties and may be terminated by either party at any time upon 60 days written notice to the other party. In the event of termination of this Agreement, Morgan shall join in whatever action is necessary to effect the safe return to the Company, or the transfer to such person(s) designated by the Company, of the assets comprising the Account.

         27. Notices and other communications shall be addressed to the parties hereto at the address set forth in the signature part of this Agreement.

         28. The Agreement shall be governed by the laws of the State of New York and will be binding upon the successors and assigns of the parties hereto.

Dated as of the day and year first above written.

MAXIM SERIES FUND, INC.                     MORGAN GUARANTY TRUST COMPANY
8515 E. Orchard Road                                 OF NEW YORK
Englewood, Colorado  80111                        New York, New York

By:  /s/                                     By: /s/


By:  /s/                                     By: /s/


Taxpayer Identification No.:
84-0876044

                                   SCHEDULE A

Security Type                                       Date of Credit                               Type of Funds
-------------                                       --------------                               -------------
DTC Eligible - Interest                             Payable Date                                 Like Funds
   -Principal Amortization                          Payable Date, if the
                                                    factor is known,
                                                    upon collection, if
                                                    factor is unknown                            Like Funds
Physical - Interest                                 Payable Date                                 Like Funds
FRB Eligible                                        Payable Date                                 Fed Funds
PTC Eligible - GNMA I                               Payable Date + 1                             Fed Funds
PTC Eligible - GNMA II                              Payable Date                                 Fed Funds
CMO's - Interest                                    Payable Date                                 Like Funds
CMO's - Principal                                   Upon collection,                             Like Funds

Scheduled Maturities

- FRB,DTC                                           Payable Date                                 Like Funds
- Physicals                                         Upon collection
                                                    typically Payable Date                       Like Funds

Other Categories                                    Upon Collection                              Like Funds

Dated:             June 24, 1991

Global Custody Agreement

Agreement dated as of December -, 1993 between Morgan Guaranty Trust Company of New York (the "Custodian"), acting through its office at 35 avenue des Arts, Brussels, Belgium, and Maxim Series Fund, Inc. (the "Client").

Whereas, the Client desires to arrange for the custody of certain of its assets and the provision of related services by the Custodian-,

Now, Therefore, in consideration of the mutual agreements contained herein, the Custodian and the Client agree as follows:

1. Definitions. The following terms, as used herein, shall have the following meanings:

"Authorized Instruction" means a written, oral or electronic communication received by the Custodian that the Custodian believes in good faith to have been given by an Authorized Person and that has been transmitted subject to the Security Procedure or Procedures agreed upon in writing by the Custodian and the Client.

"Authorized Persons" means those persons who have been designated by or duly authorized by the Client pursuant to all necessary corporate or other action (which shall be evidenced by appropriate documentation delivered to the Custodian) to act on behalf of the Client in connection with this Agreement. Such persons shall continue to be Authorized Persons until such time as the Client has delivered to the Custodian appropriate documents revoking the authority of such persons.

"Cash" has the meaning set forth in Section 5.

"Cash Account" means a current account (which may be divided into a number of subaccounts, denominated in U.S. dollars, Belgian francs or any other currency or Composite Currency Unit acceptable to the Custodian) opened by the Custodian on its books in the name of the Client.

"Communication Products" has the meaning set forth in Section 28.

"Composite Currency Units" means the European Currency Unit ("ECU"), the Special Drawing Right "SDR") or another composite unit consisting of the aggregate of specified amounts of specified currencies, such as ECU, SDR or other unit may be constituted from time to time.

"Morgan Affiliate" means any office or branch of Morgan Guaranty Trust Company of New York ("Morgan") other than the Custodian and any other entity that directly, or indirectly through one or more intermediaries, controls Morgan or any other entity that is controlled by or is under common control with Morgan.

"Securities Account" means any securities account opened by the Custodian on its books in the name of the Client.

"Securities Depository" means any securities depository, book-entry system or clearing system set forth on Appendix A hereto, as amended from time to time in accordance with Section 19 hereof.

"Security" means any share, stock, bond, debenture, note, certificate of indebtedness, warrant, option or other security or financial instrument acceptable to the Custodian (whether represented by a certificate or by a book-entry on the records of the issuer or other entity responsible for recording such book-entries) that is from time to time held for the account of the Client directly, or indirectly through a Subcustodian or Securities Depository, by the Custodian pursuant to this Agreement.

"Security Procedure" means a procedure established in accordance with terms and conditions agreed upon in writing by the Custodian and the Client for the purpose of (i) verifying that an Authorized Instruction or communication amending or canceling an Authorized Instruction is that of the Client or (ii) detecting error in the transmission or the content of an Authorized Instruction or communication. A Security Procedure may require the use of algorithms or other codes, identifying words or numbers, encryption, callback procedures, or similar security devices,

"Subcustodian" means any bank or other institution (other than a Securities Depository) set forth on Appendix A hereto, as amended from time to time in accordance with Section 19 hereof.

"Unencumbered Securities Account" has the meaning set forth in Section 14.

2. Representations, Warranties and Covenants of the Client. The Client represents and warrants that the execution, delivery and performance by the Client of this Agreement (i) are within the Client's corporate, trust or other constitutive powers; (ii) have been duly authorized by all necessary corporate, trust or appropriate action under its constitutive documents; (iii) require no action by or in respect of, or filing with, any governmental body, agency or official (including without limitation any exchange control approvals) Other than those set forth in Appendix B, which have been duly taken or made or will be duly taken or made as and when required; and (iv) do not contravene, or constitute a default under any provision of applicable law or regulation or of the organic documents of the Client or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Client. In addition, the Client represents and warrants that each of the statements set forth in Appendix B under "Additional Information" is true and correct. The Client represents, warrants and covenants that the Custodian shall be entitled to deal with all Securities free of any propriety or equitable interest of any person or entity (other than interests of the Client, the Custodian, Subcustodians and Security Depositories). The Client agrees to inform the Custodian immediately if any statement set forth in this Section 2 or in Appendix B ceases to be true and correct as of any date after the date hereof.

3. Securities Accounts. The Client hereby establishes with the Custodian one or more Securities Accounts, which shall contain, in the manner and on the terms specified herein, the Client's Securities.

4. Terms of Custody.

(a) Authority to Hold Securities. Subject to the terms and conditions of this Agreement, the Client hereby authorizes the Custodian to hold any Securities received from time to time for the account of the Client. The Custodian may, at its sole discretion, hold the Securities directly or indirectly through one or more Subcustodians or Securities Depositories. Securities held indirectly through any Subcustodian shall be held subject to the terms and conditions of the Custodian's agreement with such Subcustodian. Securities held indirectly through any Securities Depository shall be held subject to the Custodian's or Subcustodian's agreement with such Securities Depository and to the rules and terms and conditions of such Securities Depository.

(b) Fungibility The Client agrees that Securities of any issue held by the Custodian directly, or indirectly through any Subcustodian or Securities Depository, may be treated as fungible with all other securities of the same issue pursuant to the provisions of the Belgian Royal Decree No. 62 of November 10, 1967, as amended (or other applicable law). The Client shall have no right to any specific securities but shall instead be entitled, subject to applicable laws and regulations and to the terms of this Agreement, to transfer, deliver or repossess from the Custodian an amount of securities of any issue that is equivalent to the amount of such securities credited to a Securities Account, without regard to the certificate numbers (or other identifying information) of the securities originally deposited, and the Custodian's obligation to the Client with respect to such Securities shall be limited to effecting such transfer, delivery or repossession.

(c) Identification of Client's Interests. The Custodian shall cause the Client's interest in any Securities held directly by the Custodian to be evidenced by a credit to a Securities Account on the books of the Custodian. The Custodian shall cause the Client's interest in any Securities held indirectly by the Custodian through a Subcustodian or Securities Depository to be evidenced by (i) a credit to a Securities Account on the books of the Custodian, (ii) by a credit to the account of the Custodian on the books of the Subcustodian and (iii) by a credit to the account of the Custodian or Subcustodian on the books of the Securities Depository. Securities may be registered in the name of the Custodian's nominee or, as to any Securities held by an entity other than the Custodian, in the name of such entity's nominee. The Client agrees to hold any such nominee harmless from any liability as a holder of record of such Securities.

(d) Liens of Subcustodians and Securities Depositories. Unless otherwise authorized by the Client in writing, the Custodian shall hold Securities indirectly through a Subcustodian or Securities Depository only as long as (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or Securities Depository or the creditors or operators of any of them, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of the Securities or for funds advanced on behalf of the Client by such Subcustodian or Securities Depository and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

5. Cash Account.

(a) The Client hereby establishes and shall maintain with the Custodian a Cash Account to be used in connection with transactions relating to the Securities. The collected balance from time to time in the Cash Account shall constitute "Cash". Any credit made to the Cash Account shall be provisional and may be reversed if such payment is not actually collected or received.

(b) Except as otherwise provided by law, the Cash Account (including subdivisions maintained in different currencies, including Composite Currency Units) shall constitute one single and indivisible current account. Consequently, the Custodian has the right, among others, of transferring the balance of any subaccount of the Cash Account to any other subaccount at any time and without prior notice.

(c) The Custodian may in accordance with customary practice hold any currency (other than Belgian Francs) or Composite Currency Unit in which any subdivision of the Cash Account is denominated on deposit in, and effect transactions relating thereto through, an account (a "Foreign Account") with a Morgan Affiliate or another bank in the country where such currency is the lawful currency or in other countries where such currency or Composite Currency Unit may be lawfully held on deposit.

(d) The Custodian shall have no liability for any loss or damage arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, which may affect the transferability, convertibility, or availability of any currency (other than Belgian Francs) or Composite Currency Unit in the countries where such Foreign Accounts are maintained and in no event shall the Custodian be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected by such law, regulation or event. To the extent that any such law, regulation or event imposes a cost or charge upon the Custodian in relation to the transferability, convertibility, or availability of any such currency or Composite Currency Unit, such cost or charge shall be for the account of the Client. If pursuant to any such law or regulation, or as a result of any such event, the Custodian cannot deal in any component currency of a Composite Currency Unit or effect a particular transaction in a Composite Currency Unit on behalf of the Client, the Custodian may thereafter treat any account denominated in an affected Composite Currency Unit as a group of separate accounts denominated in the relevant component currencies.

(e) Transactions in a currency or Composite Currency Unit shall be subject to the regulations laid down by the exchange control authorities of Belgium and of the country where such currency is the lawful currency or where such Composite Currency Unit is held on deposit.

6. Instructions by the Client.

(a) Generally. The Client shall give an Authorized Instruction with respect to Cash and Securities only to the Custodian or to the Custodian's designee. The Client agrees to be bound by all Authorized Instructions, whether or not such instructions were duly authorized in accordance with the Client's own procedures. The Custodian shall not be required to follow any Authorized Instruction that would violate any applicable law, decree, regulation or order of any government or governmental body (including any court or tribunal) or that would be contrary to any provision of this Agreement.

(b) Payments Payments shall be made by the Custodian or a Subcustodian only to the extent that sufficient Cash in the applicable currency is available in the Cash Account or otherwise available therefor and only (i) as specified by an Authorized Instruction, (ii) as permitted by Sections 14 and 15 or (iii) upon the termination of this Agreement as set forth in Section 17 hereof. The Custodian may make payments, or direct a Subcustodian to make payments, from time to time on behalf of the Client when sufficient Cash in the applicable currency is not available in the Cash Account or otherwise available therefor, but neither the Custodian nor any Subcustodian shall have any obligation to make such payments. If any payments are made that result in an overdraft in a particular currency, then such overdraft shall be payable on demand by the Custodian and shall bear interest for each day outstanding at the rate customarily charged by the Custodian for overdrafts in such currency.

(c) Delivery of Securities. Any Securities held by a Subcustodian shall be subject only to the instructions of the Custodian (or another Subcustodian for which such Subcustodian is acting) and any Securities held by a Securities Depository shall be subject only to the instructions of the Custodian (or the Subcustodian for which such Securities Depository is acting). Securities shall be transferred, exchanged, or delivered by the Custodian or a Subcustodian to the extent that sufficient Securities are actually in the Securities Account and available for delivery and only:

(i) as specified by an Authorized Instruction;

(ii) in exchange for or upon conversion into other Securities or Cash pursuant to a plan of merger, consolidation, reorganization, recapitalization or readjustment; (iii) upon the conversion of Securities pursuant to their terms into other Securities, (iv) as permitted by Sections 14 and 15; or (v) upon the termination of this Agreement as set forth in Section 17 hereof.

7. Corporate Actions.  Until the Custodian receives an Authorized Instruction to
the  contrary,   the  Custodian   shall,   or  shall  instruct  the  appropriate
Subcustodian to.

(i) collect dividends, interest and other payments made and stock dividends, rights and similar distributions made or issued with respect to Securities, in each case net of any applicable taxes or other charges withheld by the payor of such payment or distribution;

(ii) promptly after the Custodian becomes aware thereof, notify the Client of any rights offering by any issuer of Securities held in a Securities Account and, to the extent permitted by law applicable to the relevant Subcustodian and the Custodian, sell such rights in the principal market for such rights and deposit the proceeds of such sale in the Client's Cash Account if the Client does not instruct the Custodian whether to purchase securities under such rights offering by the deadline for such purchase;

(iii) promptly after receipt thereof, forward to the Client those communications relating to any Securities which call for voting or the exercise of rights or other specific action (including materials relating to legal proceedings intended to be transmitted to holders of such Securities);

(iv) present for payment maturing Securities and those called for redemption;

(v) execute in the name of the Client such ownership and other certificates as may be required to obtain payment or exercise any rights in respect of any Securities;

(vi) accept and open all mail directed to the Client in care of the Custodian or a Subcustodian;

(vii) disclose the Client's name, address and Securities position and any other information to the issuers of Securities when requested to do so by them; and

(viii) dispose of fractional interests received by the Custodian or a Subcustodian as a result of stock dividends by selling any fractional interest received in accordance with local law and practice.

With respect to any corporate actions not listed above, the Custodian shall (in the absence of an Authorized Instruction from the Client within any prescribed deadline) take any action that it considers appropriate in the circumstances; provided that the Custodian shall not be liable for the consequences of any such action. If the Custodian or any Subcustodian or Securities Depository holds any Securities in which the Client has an interest as part of a fungible mass, the Custodian or such Subcustodian or Securities Depository shall select the securities to participate in partial redemptions, partial payments or other actions affecting less than all securities of the relevant class in any non-discriminatory manner that it customarily uses to make such selection. If any Securities become subject to a partial redemption, partial payment or other action, the Client agrees that any manner used by the Securities Depository to select the securities to participate in such partial redemption, partial payment or other action shall be acceptable.

8. Reporting.

(a) Statements. The Custodian shall mail, or cause to be mailed, or transmit electronically to the Client (or, with prior written consent of the Client, make available electronically) monthly statements of the Securities Accounts and Cash Account. Such statements shall list all Securities and Cash and specify (i) whether the Securities are held directly by the Custodian or indirectly through a Subcustodian or Securities Depository and (ii) the amount of Cash held on deposit in each currency. The Client agrees that each such statement shall be binding on the Client 30 days after (a) in the case of any statement sent by mail, it has been mailed by first class mail, postage prepaid or (b) in the case of any statement transmitted or made available electronically, it has been transmitted or made available electronically to the Client, unless the Client has theretofore notified the Custodian in writing of any inaccuracy in such statement.

(b) Access to Records. The Custodian shall allow the Client and its independent public accountants reasonable access to the records of the Custodian relating to the Securities and Cash as is required by the Client or its accountants in connection with their examination of the books and records pertaining to the affairs of the Client and shall require each Subcustodian and Securities Depository to grant such access to the Client and its independent public accountants to the extent consistent with applicable law and regulations. The Custodian has no obligation to maintain any records for a period of more than 10 years. The Custodian shall have no obligation to require any Subcustodian or Securities Depository to maintain records for any specified period of time.

(c) Other Information. From time to time, the Custodian may provide additional reporting information to the Client on terms and conditions agreed upon by the parties hereto in writing. The additional information may include data obtained from third parties, such as pricing valuation information relating to the Securities. The Client agrees that it shall not redistribute or resell data obtained from third parties, except that it may provide such data to the beneficial owners of the Securities as recorded on the Client's books and records.

9. Taxes. The respective responsibilities of the Client and the Custodian with respect to tax matters are set forth in Appendix C hereto and incorporated by reference herein.

10. Responsibilities; Indemnification by the Custodian.

(a) Standard of Care. The Custodian shall use reasonable care in the performance of its duties hereunder and shall exercise the same degree of care with respect to the Securities as it would with respect to its own securities and property. The Custodian shall require each Subcustodian to use reasonable care in the performance of its duties and to exercise the same degree of care with respect to the Securities as it would with respect to its own securities and property and those of its other customers. The Custodian shall be responsible to ensure that each Subcustodian that is a Morgan Affiliate performs in accordance with the foregoing standard. The Custodian's responsibility with respect to any Securities held by a Subcustodian (other than a Morgan Affiliate) or any carrier of Securities acting for the Custodian or any Subcustodian is limited to the failure on the part of the Custodian (or a Subcustodian that is a Morgan Affiliate) to exercise reasonable care in the selection or retention of such Subcustodian or carrier; it being understood that the Client shall be deemed to have approved the selection of the Subcustodians listed on Appendix A (as amended from time to time in accordance with Section 19) or otherwise approved or selected by the Client.

(b) Insurance. The Custodian shall, and shall require each Subcustodian to, maintain insurance coverage with respect to the Securities covering such risks and in such amounts as the Custodian or such Subcustodian maintains with respect to securities which the Custodian or such Subcustodian holds for its own account and for the account of other customers.

(c) IndemnIfication by the Custodian. The Custodian shall indemnify the Client against, and hold the Client harmless from, any loss or liability (including, without limitation, the reasonable fees and disbursements of counsel and other legal advisors, but excluding all losses and liabilities of the types described in Section 11 hereof) incurred by the Client by reason of the negligence (whether through action or inaction) or willful misconduct of the Custodian or any Subcustodian that is a Morgan Affiliate in connection with the services provided pursuant to this Agreement or the applicable subcustodian agreement. The Custodian shall require each Subcustodian that is not a Morgan Affiliate to indemnify the Custodian and the Client against, and hold the Custodian and the Client harmless from, any loss or liability (including, without limitation, the reasonable fees and disbursements of counsel, but excluding all losses and liabilities of the types specified in Section 11) incurred by the Custodian or the Client by reason of the negligence (whether through action or inaction) or willful misconduct of such Subcustodian in connection with the services provided by such Subcustodian pursuant to the applicable subcustodian agreement.

11. Limitations on Responsibilities and Liabilities.

(a) Generally. The Custodian shall be responsible for the performance of only those duties as are set forth herein or contained in an Authorized Instruction that is not contrary to the provisions of this Agreement.

(b) Consequential Damages. Under no circumstances shall the Custodian, any Subcustodian or any Securities Depository be liable to the Client or any other person for indirect, special or consequential damages, even if the Custodian or such Subcustodian or Securities Depository is apprised of the likelihood of such damages.

(c) Corporate Actions. The Custodian shall not be liable for any loss occasioned by the failure of the Custodian to notify the Client of any payment of dividends or interest or any redemption, rights offering or other distribution made with respect to any Security or any other corporate action taken or to be taken with respect to any Security if the Custodian or a Subcustodian has not received notice of such transaction directly from the issuer of such Security or if such distribution or action was not included in the reports of an internationally-recognized investment data service selected by the Custodian.

(d) Authorized Instructions. Neither the Custodian nor any Subcustodian shall be liable for any action taken in good faith upon an Authorized Instruction.

(e) Payment and Delivery Instructions. In some securities markets, securities deliveries and payments therefor may not be or are not customarily made simultaneously. Accordingly, the Client agrees that, notwithstanding the Client's instruction to deliver Securities against payment or to pay for Securities against delivery, the Custodian or a Subcustodian may make or accept payment for or delivery of Securities in such form and manner as may be satisfactory to it and at such time and in such manner as shall be in accordance with the customs prevailing in the relevant market or among securities dealers. The Client shall bear the risk that (i) the recipient of Securities may fail to make payment, return such Securities or hold such Securities or the proceeds of their sale in trust for the Client and (ii) the recipient of payment for Securities may fail to deliver the Securities (such failure to include, without limitation, delivery of forged or stolen Securities) or to return such payment, in each case whether such failure is total or partial or merely a failure to perform on a timely basis. Neither the Custodian nor any Subcustodian shall be liable to the Client for any loss resulting from any of the foregoing events.

(f) Reversals. In some securities markets and cash clearing systems, deliveries of securities and cash may be reversed under certain circumstances. Accordingly, credits of securities to a Securities Account and cash to the Cash Account are provisional and subject to reversal if, in accordance with relevant local law and practice, the delivery of the security or cash giving rise to the credit is reversed.

(g) Foreign Currency Risks The Client shall bear all risks of investing in Securities or holding Cash denominated in a currency, including a Composite Currency Unit, other than that of the Client's home jurisdiction. Without limiting the foregoing, the Client shall bear the risks that rules or procedures imposed by Securities Depositories, exchange controls, asset freezes or other laws or regulations shall prohibit or impose burdens or costs on the transfer to, by or for the account of the Client of

Securities or Cash held outside the Client's jurisdiction or denominated in a currency other than the currency of the Client's home jurisdiction or the conversion of Cash from one currency into another currency. The Custodian shall not be obligated to substitute another currency for a currency (including a currency that is a component of Composite Currency Unit) whose transferability, convertibility or availability has been affected by such law, regulation, rule or procedure. Neither the Custodian nor any Subcustodian shall be liable to the Client for any loss resulting from any of the foregoing events.

(h) Force Maieure. Notwithstanding any other provision contained herein, the Custodian shall not be liable for any action taken, or any failure to take any action required to be taken, hereunder or otherwise to fulfill its obligations hereunder (including without limitation the failure to receive or deliver securities or the failure to receive or make any payment) in the event and to the extent that the taking of such action or such failure arises out of or is caused by war, insurrection, riot, civil commotion, act of God, accident, fire, water damage, explosion, mechanical breakdown, computer or system failure or other failure of equipment, or malfunction or failures caused by computer virus, failure or malfunctioning of any communications media for whatever reason, interruption (whether partial or total) of power supplies or other utility of service, strike or other stoppage (whether partial or total) of labor, any law, decree, regulation or order of any government or governmental body (including any court or tribunal), or any other cause (whether similar or dissimilar to any of the foregoing) whatsoever beyond its reasonable control or the reasonable control of any Subcustodian.

(i) Delays Except in the case of a failure by the Custodian or a Morgan Affiliate to exercise the standard of care required by Section 10 (a) the Custodian shall not be liable for delays in carrying out payment instructions given by the Client. In the event that a delay in the carrying out of a payment instruction is caused by such a failure of the Custodian or a Morgan Affiliate, the liability of the Custodian shall not exceed an interest equivalent for the period from the day when the payment would have been carried out, but for the negligence of the Custodian or such Morgan Affiliate, until the day when it is actually carried out (excluding any portion of such period during which the Custodian cannot carry out such instructions as a result of any event referred to in Section 11(h)); provided that if the Client shall fail to report the delay to the Custodian within 10 days from the date when the payment would, but for the negligence of the Custodian or a Morgan Affiliate, have been made, then the Custodian shall not be liable for an interest equivalent for more than a total of 10 days.

(j) Client's Reporting Obligations. The Client shall be solely responsible for compliance with any notification or other requirement of any jurisdiction relating to or affecting the Client's beneficial ownership of the Securities, and the Custodian assumes no liability for noncompliance with such requirements.

(k) No Investment Advice. Neither the Custodian nor any Subcustodian or Morgan Affiliate is under any duty to provide the Client with investment advice or to supervise its investments.

(/) Fraudulent Securities. The Custodian shall have no liability for losses incurred by the Client or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities (or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market).

(m) Third Party Information. The Custodian shall have no responsibility for the accuracy of any information provided by the Custodian to the Client that has been obtained from third parties pursuant to Section 7 or 8(c) of this Agreement.

12. Use of Morgan Affiliates.

(a) Executing Orders. The Custodian shall, in its sole discretion and if permitted by applicable law, accept orders from the Client for the purchase or sale of Securities and either execute such orders itself or by means of Morgan Affiliates or brokers or other financial organizations of its choice, subject to the fees and commissions in effect from time to time. The Custodian shall not be responsible for any act or omission, or for the solvency, of any broker or other financial organization so selected to effect any transaction for the account of the Client. When instructed to buy or sell Securities for which the Custodian or a Morgan Affiliate acts as a dealer, the Custodian may buy or sell such Securities from or to either itself, as principal, or such Morgan Affiliate.

(b) Disclosure to Morgan Affiliates. Notwithstanding the provisions of Section 26 hereof, the Custodian may disclose to any Morgan Affiliate details with respect to the Securities and the transactions effected hereunder. Such disclosure shall be for the purpose of identifying banking, securities and financial services that Morgan Affiliates may be able to provide to the Client.

(c) Sub- Contracting. The Client hereby agrees that the Custodian may arrange with any Morgan Affiliate to act as a Subcustodian and/or to perform on behalf of the Custodian any act required to be performed by the Custodian hereunder.

13. Fees. The Client agrees to pay the Custodian as compensation for the services provided hereunder a fee computed at rates determined by the Custodian from time to time and communicated to the Client in advance, as well as all assessments, charges and expenses (including, without limitation, legal expenses and attorney's fees) incurred by the Custodian in connection with this Agreement.

14. Right to Debit and Set-Off. The Custodian has the right to debit any subaccount of the Cash Account for any amount payable by the Client in connection with any and all obligations of the Client to the Custodian, whether or not relating to or arising under this Agreement. In addition to the rights of the Custodian under applicable law and other agreements, at any time when the Client shall not have honored any and all of its obligations to the Custodian, whether or not relating to or arising under this Agreement, the Custodian shall have the right without notice to the Client to retain or setoff, against such obligations of the Client, any assets the Custodian or any Morgan Affiliate may directly or indirectly hold for the account of the Client, and any obligations (whether matured or unmatured) that the Custodian or any Morgan Affiliate may have to the Client in any currency or Composite Currency Unit, including time deposits and all assets credited to any Securities Account other than an Unencumbered Securities Account. Any such asset of, or obligation to, the Client may be transferred among the Custodian and any Morgan Affiliates in order to effect the above rights. For purposes of this Agreement, an "Unencumbered Securities Account" means any Securities Account that is designated by the Client, and acknowledged by the Custodian in writing, as containing only securities held for the account of the Client's customers and any other Securities Account as to which the Client and the Custodian have agreed in writing shall be considered an Unencumbered Securities Account.

15. Security Interests. In order to secure the prompt and complete payment when due of any and all obligations of the Client to the Custodian, now outstanding or which may be Outstanding at any time in the future, whether or not relating to or arising out of this Agreement, the Client hereby pledges and grants to the Custodian a security interest in (i) all of the Client's right, title and interest in and to the Cash Account, including any credit or debit balance which now appears or may at any time in the future appear in any currency or Composite Currency Unit subaccount of the Cash

Account, (ii) all of the Client's right, title and interest in and to all time deposit accounts and notice accounts that the Client may open from time to time with the Custodian, (iii) all of the Client's right, title and interest in and to all Securities Accounts (other than Unencumbered Securities Accounts) and the amount of all securities which are now or at any time in the future shall be standing to the credit of a Securities Account (other than an Unencumbered Securities Account) (clauses (i), (ii) and (iii) of this Section 15 being referred to collectively herein as the "Collateral"), (iv) all amounts of cash, securities or other property or countervalue received or to be received with respect to or in exchange for any and all of the then existing Collateral which are, or are intended, to be credited to the Cash Account or a Securities Account (other than an Unencumbered Securities Account) and (v) to the extent not covered by the foregoing, all proceeds, product, offspring, rents or profits of any or all of the foregoing (whether acquired before or after the commencement of any bankruptcy or liquidation proceeding by or in respect of the Client) which are, or are intended to be credited to the Cash Account or a Securities Account (other than an Unencumbered Securities Account). All time deposit accounts and notice accounts shall be deemed constituted for an indefinite period, even though the Client and the Custodian may agree from time to time that interest thereon will be paid on specified dates rather than only at final maturity. The foregoing security interests are granted as security only and shall not subject the Custodian to, or transfer or in any way affect or modify, any obligation or liability of the Client with respect to any of the Collateral or any transaction in connection therewith. The Client authorizes the Custodian to perform all acts which the Custodian, in its sole discretion, deems necessary or desirable to perfect and preserve its security interests and rights under this Section 15. Upon any breach by the Client of its obligations hereunder, the Custodian shall be entitled to exercise all of the remedies available to a secured creditor under applicable law.

16. Indemnification by the Client. The Client agrees to indemnify the Custodian and to hold the Custodian harmless from any loss or liability (including, without limitation, the reasonable fees and disbursements of counsel and other legal advisors) incurred by the Custodian or any Subcustodian in rendering services hereunder or in connection with any breach of the terms of this Agreement by the Client, except such loss or liability which results from the Custodian's or such Subcustodian's failure to exercise the standard of care required by Section 10(a) hereof.

17. Termination. This Agreement may be terminated by the Custodian or the Client following receipt by the other party of 60 days' prior written notice thereof; provided that such termination may be immediate if the other party shall be in breach of its obligations hereunder or shall become the subject of bankruptcy, insolvency, reorganization, receivership or other similar proceedings. If notice of termination is given by the Custodian, Authorized Persons shall, within 60 days following receipt of such notice, specify in writing the names of the persons to whom all Securities and Cash shall be delivered or paid. In such case, the Custodian, subject to the payment of amounts owed to it pursuant to Sections 6(b) and 13 hereof shall deliver such Securities and Cash, and require each Subcustodian to deliver any Securities or Cash held by such Subcustodian, to the persons so specified. If within 60 days following the receipt of a notice of termination by the Custodian, the Custodian does not receive from the Client the names of the persons to whom such Securities and Cash shall be delivered, the Custodian, at its election, may deliver such Securities and Cash, and require each Subcustodian holding any Securities or Cash to deliver such Securities and Cash, to a bank or a trust company doing business in the state or country where such Securities and Cash were held. Securities or Cash so delivered shall be held and disposed of pursuant to the provisions of this Agreement or an Authorized Instruction or may be continued to be held until the names of such persons are delivered to the Custodian. If notice of termination is given by the Client, the Custodian, subject to the payment of all amounts owed to it pursuant to Sections 6(b) and 13 hereof shall deliver such Securities and Cash, and require each Subcustodian holding any Securities or Cash to deliver such Securities or Cash, to the persons specified in an Authorized Instruction. If this Agreement is terminated by the Custodian or the Client, but the Custodian or a Morgan Affiliate continues to provide other services to the Client in connection with which the Client uses Communication

Products, then the provisions of Sections 27 and 28 hereof shall survive the termination of this Agreement until the time that no such other services continue to be provided by the Custodian or a Morgan Affiliate to the Client or until otherwise terminated in writing by the Client or the Custodian. The provisions of Sections 20, 24, 26 and Appendix G hereof and the indemnity provisions of this Agreement and the provisions limiting the liabilities of the Custodian and the Subcustodians shall survive the termination of this Agreement (including any subsequent termination of Sections 27 and 28 hereof).

18. Notices. Except as otherwise specified herein, any notice or other communication to the Custodian or Client is to be addressed to the respective party as set forth in Appendix D hereto or in such other manner as may be specified by the one party to the other in writing from time to time. Unless otherwise specified herein, notices shall be effective when received. If any Authorized Instruction is given to the Custodian orally, then the Custodian's record of such instruction shall constitute conclusive evidence of the contents of such instruction, notwithstanding any conflicting written confirmation or record of such instruction provided by the Client.

19. Amendments and Waivers. Any provision of this Agreement (including the Appendices hereto) may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Client and the Custodian; provided that (i) the Custodian may from time to time delete the name of any Subcustodian or Securities Depository from Appendix A without notice to or consent by the Client and (ii) the Custodian may from time to time add the name of any bank, securities depository, book-entry system or clearing system to Appendix A if it notifies the Client by first class mail of such addition and does not receive in writing an objection to such addition within 30 days after the date such notice is mailed.

20. Claims. Any claim arising out of or related to this Agreement must be brought no later than one year after such claim has accrued.

21. Successors and Assigns; Governing Law; Jurisdiction. This Agreement shall bind the successors and assigns of the Custodian and the Client. Except as otherwise provided by the terms of this Agreement, neither the Custodian nor the Client may assign any of its rights or obligations under this Agreement without the prior written consent of the other party. This Agreement shall be governed by and construed in accordance with the law of Belgium. [Alternate: This Agreement shall be governed by and construed in accordance with the law of the [State of New York] [England] except that the provisions set forth in Sections 4(b) and 15 shall be governed by the law of Belgium.] The Client hereby submits to the non-exclusive jurisdiction of any civil or commercial court in Brussels [any federal or state court in New York City) [the High Court of Justice in London) for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Client hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. [For New York law only: The Client and the Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.] [To the extent that the Client has or may hereafter have any immunity (sovereign or otherwise) from jurisdiction of any court or from any legal process with respect to itself or its property, the Client hereby irrevocably waives such immunity in respect of its obligations under this Agreement.]

22. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

23. Headings. The section headings used herein are for information only and shall not affect the interpretation of any provision of this Agreement.

24. Evidence. The Custodian's books and records (whether on paper, microfilm, microfiche, by electronic or magnetic recording, or any other mechanically reproducible form or otherwise) shall be deemed to constitute, in the absence of manifest error, sufficient evidence of the facts stated therein and of any obligations of the Client to the Custodian.

25. Integration. This Agreement constitutes the entire agreement between the parties hereto and supersedes any and all prior agreements and understanding, oral or written, relating to the subject matter hereof,

26. Confidentiality. The parties hereto agree not to disclose to any other party and to keep confidential the terms and conditions of this Agreement, any amendment hereof, and any Exhibit, Attachment or Appendix hereof, including but not limited to service level profiles. The Client agrees to cause all Authorized Persons to comply with the provisions of this Section 26. In the event that either the Client (including any Authorized Person) or the Custodian breaches any provision of this Section 26, the other party shall be entitled to temporary and permanent injunctive relief against the other party (or such Authorized Person, as the case may be) without the necessity of proving actual damages. Notwithstanding any other provision herein, the Custodian may disclose the Client's name, address and securities position and other information to such persons and to such an extent as required by law (including, but not limited to, article 28 of the Belgian Law of December 4, 1990 relating to securities transactions suspected of constituting market manipulation, insider trading and other breaches of financial regulations), the rules of any stock exchange or regulatory or selfregulatory organization or any order or decree of any court or administrative body that is binding on the Custodian or any Subcustodian or Securities Depository.

27. Security Procedures. The validity of all Authorized Instructions (including communications requesting cancellation or amendment of an Authorized Instruction), shall be subject to compliance with the applicable Security Procedure. The Client shall (i) not disclose, or permit any Authorized Person to disclose, except on a "need to know" basis, any aspects of any Security Procedure, (ii) notify the Custodian immediately if the confidentiality of any Security Procedure is compromised and (iii) act to prevent the Security Procedures from being further compromised. The Client shall designate one or more persons, as identified in Appendix E to receive Security Procedure materials from the Custodian. The Client may amend Appendix E from time to time upon seven days' prior written notice to the Custodian in accordance with
Section 18 of this Agreement. The Client acknowledges that it has been fully informed of the protections and risks associated with each of the various Security Procedures. If the Client chooses not to use any Security Procedure, then the Client agrees to be bound by any instruction that the Custodian believes in good faith to have been given by an Authorized Person.

28. License. The Custodian hereby grants to the Client a personal, nontransferable and nonexclusive license to use, for its internal purposes only, the respective number of copies of any hardware, firmware, rnicrocode and software set forth in Appendix F or hereafter identified by the Custodian in writing as communication products (the "Communication Products"), for the respective terms set forth in Appendix F and at the respective locations set forth in Appendix F, solely in connection with transmitting and receiving electronic communications to and from the Custodian in connection with this Agreement. The Client hereby acknowledges and agrees that this license is subject to the terms and conditions set forth in Appendix G.

29. Severabillity. In the event any of the terms and conditions of this Agreement shall be held to be illegal or unenforceable, the validity of the remaining provisions shall not be affected.

In Witness Whereof, the parties have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

Morgan Guaranty Trust Company of New York        Maxim Series Fund, Inc.

By:                                              By:  A. MacLennan
Title:          Donald E. Colombo                Title: President
                Vice President

                                   Appendix A

                             Global Custody Network

Country                              Subcustodian                               Depository'

Argentina                            Morgan Guaranty Trust Co.                  Caja de Valores
                                     of New York - Buenos Aires Office

Australia                            ANZ Banking Group                          Austraclear

Austria                              Creditanstalt-Bankverein                   OeKB-WSB (Wertpapiersammelbank bei der
                                                                                Ciesterreichischen Kontrollbank AG)

Belgium                              Morgan Guaranty Trust Co.                  CIK (Caisse Interprofessionnelle
                                     of New York - Brussels Office              de Depots et de Virements de Titres)

                                                                                 Euroclear Clearance System Limited

Brazil                               Morgan Guaranty Trust Co.                  BOVESPA (Bolsa de Valores de Sao Paulo;
                                     of New York - Sao Paulo Office                      equities)

                                                                                BVRJ (Bolsa de Valores de Rio de Janeiro; equities)

                                                                                CETIP (Central de Custodia e Liquidacao Financiera
                                                                                de Titulos; corporate bonds)

                                                                                SELIC (Sistema Especial de Liquidacao e Custodia;
                                                                                 government securities)

Canada                               Canadian Imperial Bank                     CDS (Canadian Depository for
                                     of Commerce                                Securities)

Chile                                Citibank, N.A.

People's Republic of China           Hongkong and Shanghai Banking
Shanghai and Shenzhen                Corporation

Denmark                              Den Danske Bank                            VP (Vaerdipapircentralen-, Danish Securities
                                                                                Centre)
Finland                              Union Bank of Finland

France                               Morgan Guaranty Trust Co.                  SICOVAM (Societe Interprofessionnelle
of New York - Paris Office                                                      Pour La Compensation des Valeurs
                                                                                Mobilieres)

(1) In addition to the central bank, if applicable.





Germany                              J.P. Morgan GmbH                           DKV (Deutscher Kassenverein)

Greece                               National Bank of Greece S.A.

Hong Kong                            Hongkong and Shanghai Banking              CCASS (Central Clearing and Settlement
                                     Corporation                                System)

Hungary                              Citibank, N.A.

India                                Hong Kong and Shanghai Banking
                                     Corporation

Indonesia                            Hongkong and Shanghai Banking
                                     Corporation

Ireland                              Allied Irish Banks PLC

Italy                                Morgan Guaranty Trust Co.                 Monte Titoli S.p.A.
                                     of New York - Milan Office

Japan                                The Fuji Bank, Ltd.                       JASDEC (Japanese Securities
                                                                               Depository Center)

                                                                               JSA (Japan Securities Agency )2

Korea                                Bank of Seoul                             KSSC (Korea Securities Settlement
                                                                               Corporation)

Luxembourg                           Banque Internationale a                   CEDEL (Central de Livraison
                                     Luxembourg, S.A.                          des Valeurs Mobilieres)

Malaysia                             Hongkong and Shanghai Banking             SCANS (Securities Clearing Automated
                                     Corporation                                Network Services)

Mexico                              Citibank, N.A.                             Indeval

Netherlands                          Bank Van Haften Labouchere                NECIGEF (Nederlands Centraal Instituut Voor
                                                                               Giraal Effectenverkeer BV)

New Zealand                         ANZ Banking Group Ltd.                     Austraclear

Norway                              Den Norske Bank                            VPS (Verdipapirsentralen-, Norwegian Registry
                                                                               of Securities)
Philippines                         Hongkong and Shanghai Banking
                                    Corporation

Portugal                            Banco Espirito Santo
                                    e Comercial de Lisboa

Singapore                           Development Bank of Singapore              (CDP) Central Depository Pte

(2)JSA currently does not meet Rule 17-5 requirements.






Spain                                Morgan Guaranty Trust Co.
                                     of New York - Madrid Office

                                     Banco de Santander

Sri Lanka                            Hongkong and Shanghai Banking
                                     Corporation

Sweden                               Skandinaviska Enskilda Banken               VPC (Vaerdepappercentralen,
                                                                                 Securities Register Centre)

Switzerland                          Morgan Guaranty Trust Co.                   SEGA (Schweizerische
                                     of New York - Zurich Office                 Effekten - Giro AG)

Taiwan                               Hongkong and Shanghai Banking
                                     Corporation

Thailand                             Hongkong and Shanghai Banking
                                     Corporation

Turkey3                              Citibank, N.A.
                                     Ottoman Bank

United Kingdom                       Morgan Guaranty Trust Co.                   TALISMAN (Transfer, Accounting and
                                     of New York - London Office                 Lodgement for Investors Stock Management
                                                                                 for Jobbers) - Sepon Limited

                                                                                 CGO (Central Gilts Office)

                                                                                 CMO (Central Money Markets Office)

United States                        Morgan Guaranty Trust Co.                  The Depository Trust Co.
                                     of New York
                                                                                The Participants Trust Co.
Venezuela                            Citibank, N.A.

(3)Citibank meets the capital requirements of Rule 17f-5 and Ottoman bank currently does not.

Appendix B

                              Consents and Filings



                             Additional Information

Appendix C

Tax Matters

The provisions of this Appendix C shall govern the rights, responsibilities, duties and liabilities of the Client and the Custodian with respect to the payment or withholding of all taxes, assessments, duties or other governmental charges (including any interest or penalty thereon or with respect thereto) imposed by any governmental authority upon or with respect to (i) any Cash, (ii) any Securities, and any distributions with respect thereto, and (iii) the purchase, sale, loan or other transfer of any Security by the Custodian, any Subcustodian or any Securities Depository on behalf of the Client and any proceeds or other income from such a sale, loan or other transfer (any such tax, assessment, duty or other governmental charge being referred to herein as a "Tax"). All capitalized terms not defined herein shall have the meanings assigned to them in the Global Custody Agreement.

1. As further provided in this Appendix C, the Client shall be liable for all Taxes and shall indemnify and hold harmless the Custodian, each Subcustodian and each Securities Depository for the amount of any Tax that the Custodian or such Subcustodian or Securities Depository is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of, the Client (including any payment of Tax required by reason or an earlier failure to withhold).

2. The Custodian shall, and shall instruct each Subcustodian and Securities Depository to, withhold the amount of any Tax which the Custodian or such Subcustodian or Securities Depository is required to withhold under applicable law upon collection (on behalf of the Client pursuant to an Authorized Instruction) of (i) any dividend, interest or other cash distribution made with respect to any Security, (ii) any stock dividend or distribution of rights, warrants or other property with respect to any Security and (iii) any proceeds or income from the sale, loan or other transfer of any Security. The Custodian shall, and shall instruct each Subcustodian and Securities Depository to, timely remit the amount of any such tax withheld to the appropriate governmental authority in the manner required by applicable law. The Custodian has, and is authorized to grant to each Subcustodian and Securities Depository, complete discretion to determine the amount of any Tax which the Custodian or such Subcustodian or Securities Depository is required to withhold from any distribution, proceeds or income under any applicable law.

3. In the event that (A) the Custodian or any Subcustodian or Securities Depository is required under applicable law to pay any Tax on behalf of the Client (including a payment due by reason of an earlier failure to withhold such Tax) or (B) the Custodian or any Subcustodian or Securities Depository is required under applicable law to withhold or otherwise pay any Tax from or with respect to any distribution or payment in property other than cash which is collected by the Custodian or such Subcustodian or Securities Depository (on behalf of the Client pursuant to an Authorized Instruction), the Custodian shall be authorized to withdraw Cash from any subaccount of the Cash Account in the amount and currency required to pay such Tax and to use such Cash, or to remit such Cash to the appropriate Subcustodian or Securities Depository for the timely payment of such Tax in the manner required by applicable law. If the Cash Account does not contain sufficient Cash in the appropriate currency to pay such Tax, the Custodian shall be authorized to withdraw Cash of any other currency from any subaccount of the Cash Account in an amount which, when converted to the appropriate currency at the exchange rate prevailing on the date of withdrawal, is sufficient to enable the Custodian or such Subcustodian or Securities Depository to pay such Tax. If the aggregate amount of Cash in all subaccounts of the Cash Account is not sufficient to pay such Tax, the Custodian shall promptly notify the Client of the additional amount of Cash (in the appropriate currency) required, and the Client shall deposit such additional amount in the Cash Account promptly after receipt of such notice for use by the Custodian as specified herein. In the event that the Custodian or any Subcustodian or Securities Depository is required to pay any such Tax prior to the deposit by the Client of an additional amount as required hereunder, the Custodian shall be authorized to withdraw such additional amount (following deposit thereof) from any subaccount of the Cash Account for payment to its own account or the account of such Subcustodian or Securities Depository in satisfaction of the Client's indemnification obligation hereunder.

4. The information delivered to the Client each month pursuant to Section 8(a) of the Global Custody Agreement shall include the amount of each Tax (i) withheld by the Custodian or any Subcustodian or Securities Depository from any payment collected on behalf of the Client, (ii) withheld by the payor of any payment collected by the Custodian or any Subcustodian or Securities Depository on behalf of the Client or (iii) paid by the Custodian or any Subcustodian or Securities Depository on behalf of the Client with Cash withdrawn from the Cash Account or otherwise obtained pursuant to paragraph 3 of this Appendix C, in each case during the period since the date of the immediately preceding monthly report.

5. In the event that the Client is eligible, pursuant to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which the Custodian or any Subcustodian or Securities Depository is otherwise required to withhold or pay on behalf of the Client under any applicable law, the Custodian shall, or shall instruct such Subcustodian or Securities Depository to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that the Custodian has received from the Client all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law. As soon as practicable following the execution of the Global Custody Agreement, the Client shall notify the Custodian of the Client's eligibility for the benefits of any tax treaty between the Client's country of residence and the countries listed in Appendix A to the Global Custody Agreement and to the extent possible, furnish to the Custodian all forms or other documentary evidence required under applicable law to establish such eligibility. The Custodian shall, and shall instruct each Subcustodian and Securities Depository to, withhold or pay any Tax at a reduced rate hereunder, or refrain from withholding or paying any Tax, only in reliance upon documentation furnished to the Custodian pursuant to this paragraph 5. The Custodian and each Subcustodian and Securities Depository shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Client to the Custodian hereunder, and the Client hereby indemnifies and agrees to hold harmless the Custodian and each Subcustodian and Securities Depository in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation.

6. In the event that the Custodian becomes aware that any person is required under applicable law of any country to withhold any Tax from any payment collected by the Custodian or any Subcustodian or Securities Depository on behalf of the Client, and the Client has previously provided to the Custodian pursuant to paragraph 5 of this Appendix C all forms or other documentary evidence required under applicable law to establish eligibility for an exemption from or reduced rate of such withholding pursuant to any tax treaty between such country and the Client's country of residence, then the Custodian shall furnish, or shall instruct such Subcustodian or Securities Depository to furnish, to the extent permissible and effective to establish such eligibility under applicable law, such forms or other documentary evidence on behalf of the Client to the person required to withhold such Tax. In the event that the Custodian or such Subcustodian or Securities Depository is not permitted under applicable law to furnish the necessary forms or other documentary evidence on behalf of the Client, the Custodian shall make reasonable efforts to notify the Client, reasonably promptly after it becomes aware of such requirement, that the Client is required under such law to furnish such items to the person required to withhold such Tax. In the event that (i) the Tax which any such person is required to withhold is imposed under an applicable law of a country other than those listed in Appendix A to the Global Custody Agreement or (ii) the Custodian or an appropriate governmental authority or withholding agent has determined that any forms or other documentation previously provided to the Custodian pursuant to paragraph 5 of this Appendix C are insufficient to establish the eligibility of the Client for a reduced rate of, or exemption from, withholding of any Tax imposed under the applicable law of a country listed in Appendix A to the Global Custody Agreement, the Custodian shall make reasonable efforts to so notify the Client reasonably promptly after the Custodian becomes aware that such Tax is required to be withheld.

7. In the event that (i) the Client is eligible pursuant to the provisions of any tax treaty for a reduced rate of, or exemption from, withholding of any Tax, which reduced rate or exemption is obtainable only by means of application to the appropriate governmental authority for a refund of tax paid or withheld, or
(ii) the Custodian or any Subcustodian or Securities Depository withholds from any distribution, proceeds or income collected on behalf of the Client an amount which is subsequently determined to be greater than the amount required under applicable law to have been withheld, the Custodian shall, or shall instruct the appropriate Subcustodian or Securities Depository to, assist the Client, to the extent permissible under applicable law, to obtain a refund of such Tax from the appropriate governmental authority in the amount for which the Client is eligible.

Appendix D

Notices to the Custodian

Morgan Guaranty Trust Company of New York, Brussels Office
35 avenue des Arts
Brussels 1040, Belgium

Attention:   Securities Trust and Information
             Services, Global Custody

Facsimile No. 322-512-4977
Telephone No. 322-508-8365

Notices to the Client

Great-West Life & Annuity Insurance Company
2nd Floor, Tower 2
8515 East Orchard Road
Englewood, Colorado 80111
Attention: Mr. David McLeod

Appendix E

Persons Authorized by the Client to Receive Security Procedure Materials

Appendix F

Communication Products
--------------------------------------------------------------------------------------------------------------------
       COMMUNICATION                         TERM                     NUMBER     LOCATION(S)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
          PRODUCT                        (check one)                    OF
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                      COPIES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             As long as this
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             Agreement remains in effect
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             One year with automatic
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             renewal for successive one
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             year terms thereafter
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                              Fixed term until __________
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                              As long as this
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             Agreement remains in effect
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                              One year with automatic
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             renewal for successive one
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             year terms thereafter
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                              Fixed term until __________
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             As long as this
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             Agreement remains in effect
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             One year with automatic
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             renewal for successive one
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             year terms thereafter
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             Fixed term until __________
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             As long as this
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             Agreement remains in effect
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             One year with automatic
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             renewal for successive one
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             year terms thereafter
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             Fixed term until ___________
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             As long as this
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             Agreement remains in effect
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             One year with automatic
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             renewal for successive one
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             year terms thereafter
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             Fixed term until ___________
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             As long as this
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             Agreement remains in effect
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             One year with automatic
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             renewal for successive one
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             year terms thereafter
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                             Fixed term until ___________
--------------------------------------------------------------------------------------------------------------------

Appendix G

Communication Products - Terms and Conditions

1. Misuse; Confidentiality; Copies. The Client shall not transfer, sublicense, rent, lease, convey, translate, convert to another programming language, decompile, disassemble, modify or change any Communication Product for any purpose. The Client shall not use any Communication Product in a manner which would violate this license or infringe the proprietary rights of the Custodian or others or violate the laws, tariffs or regulations of any country. The Client agrees not to disclose to any other party and to keep confidential all of the Communication Products and all information contained in or related to the Communication Products and related documentation. The Client may make only one copy of each licensed software Communication Product for backup purposes in support of its authorized use of the software. The Client shall include any applicable copyright notice on any such software backup. The Client is permitted to use each licensed copy of any Communication Product on only one computer or local area network at a time.

2. Compatible Products. The Client shall be responsible for obtaining and maintaining hardware, software and other equipment and products that are compatible with the Communication Products, as compatibility is defined by the Custodian from time to time. The Custodian shall give the Client reasonable advance notice of any changes in such compatibility requirements.

3. Documentation. If available, the Custodian shall give the Client one copy of a user manual and related documentation (the "Documentation") for each licensed Communication Product. The Documentation is intended to be used for training and informational purposes. The Documentation describes Security Procedures that the Client must comply with in using the Communication Products. The Client shall immediately notify the Custodian in writing if it believes any Security Procedure has been compromised or if any Communication Product fails to perform as described in the Documentation.

4. Installation. At its option, the Custodian shall either install the Communication Products at the locations specified by the Client or shall furnish the Client with installation instructions. From time to time, at its option, the Custodian shall either install new releases of the Communication Products or furnish the Client with installation instructions and direct the Client to install such new releases by itself. The Client agrees to allow the Custodian to install such new releases or to install such new releases by itself if directed to do so by the Custodian.

5. Returns, Repairs and Replacements. Upon the termination of this License with respect to any Communication Product, the Client agrees to return all copies of such Communication Product and related documentation to the Custodian. The Client agrees to pay any shipping charges incurred in connection with the return of any Communication Product to the Custodian for replacement, update or upon termination of this License with respect to such Communication Product. Communication Products that are lost, damaged or otherwise rendered inoperable due to the Client's negligent, reckless or intentional misuse, or due to reasons beyond the Custodian's control, shall be repaired or replaced at the Client's expense. Communication Product repairs shall only be performed by the Custodian or a party authorized by the Custodian to perform such repairs.

6. Fees; Taxes. The Client agrees to pay the Custodian license fees and such other fees as the parties hereto may agree upon in writing from time to time in connection with obtaining the Communication Products. The Client agrees to reimburse the Custodian for, or shall pay directly to the relevant taxing authorities, any sales, use, value-added, excise or other taxes, other than taxes based on the Custodian's net income, incurred by the Custodian or which may in the future be incurred by the Custodian as a result of this License or on or measured by the prices and other charges of the Communication Products furnished for the Client's use, however designated, levied or based, whenever the Custodian has paid or shall be liable to pay or collect any such tax from the Client pursuant to applicable law, as interpreted by the departmental authorities of the taxing unit.

7. Warranty. The Custodian warrants that, for a period of 30 days after delivery of a Communication Product to the Client such Communication Product will perform substantially in accordance with the then current specifications therefor as set forth in the Documentation. If a Communication Product fails to meet the foregoing warranty and the Client gives the Custodian written notice thereof during the applicable warranty period, the Custodian's sole obligation shall be to provide technical services to attempt to correct the failure, provided that
(i) the Client gives the Custodian detailed information regarding such failure and the Custodian is able to duplicate same and (ii) the Communication Product has not been used in an unauthorized manner or otherwise misused or abused. The Client acknowledges that the Communication Products are complex, may not be error free, and that all errors, if any, may not be correctable or avoidable. Except and to the extent expressly provided above, and in lieu of all other warranties, the Communication Products are provided "as is", all warranties and representations of any kind with regard to the Communication Products are hereby disclaimed, including any implied warranties of merchantability or fitness for a particular purpose.

8. Infringement. The Custodian shall defend or settle, at its own expense, any cause of action or proceeding brought against the Client which is based on a claim that the use of a Communication Product infringes any patent, copyright, trade secret or other proprietary right. The Custodian shall indemnify and hold the Client harmless against any final judgment that may be awarded by a court of competent jurisdiction against the Client as a result of the foregoing. The Custodian's obligations hereunder are conditioned upon its receiving from the Client (i) prompt written notice of each such claim, (ii) reasonable cooperation and information in Client's possession and (iii) the right to control and direct the investigation, defense and settlement of each such claim. If a claim is made that a Communication Product infringes any patent, copyright, trade secret or other proprietary right, the Custodian may, in the Custodian's sole discretion, either procure for the Client the right to continue using such Communication Product, modify it to make its use noninfringing, or replace it with a noninfringing product; provided that if none of the foregoing is reasonably available to the Custodian, the Custodian may terminate the license granted herein and require the Client to return all copies of the relevant Communication Product. Notwithstanding the foregoing, the Custodian shall not be liable to the Client pursuant to this Section if a claim is based on (i) a combination of a Communication Product with data or other software or devices not supplied by the Custodian, (ii) modifications to a Communication Product not made by the Custodian or (iii) use of a Communication Product in an unauthorized manner.

9. Related Services. These terms and conditions and the Documentation are intended to define the rights and obligations of the Client with respect to Communication Products used by the Client in connection with all services (e.g., custody, funds transfers, foreign exchange etc.) offered by Morgan Guaranty Trust Company of New York and its affiliates to the Client. The provisions of this Agreement and any documents relating to other services offered by Morgan Guaranty Trust Company of New York and its affiliates may supplement these terms and conditions but in the event of any inconsistency between this Agreement or such other documents and these terms and conditions, these terms and conditions shall prevail.

10. Intraday Reports. The Client acknowledges that intraday reports received by the Client by means of any Communication Product may contain information that is subject to correction, and that corrections of such information will routinely occur without notice to the Client. The Client understands that intraday reports are provided for informational purposes only and are not to be relied upon for purposes of final reconciliations or otherwise. Neither Morgan Guaranty Trust Company of New York nor any affiliate or subsidiary of Morgan Guaranty Trust Company of New York that provides data with respect to intraday reports makes any representation or warranty thatsuch reports are accurate or complete.

JPMorgan
Morgan Guaranty                         October 25, 1996
Trust Company of
New York

60 Wall Street
New York NY
10260-0060



                    Re: Maxim Series Fund, Inc. (SPN 1398326)

The Bank of New York agreed to acquire our Global, US and UK custody business and related businesses. We are confident that The Bank of New York, a premier custodian, will continue J.P. Morgan's tradition of striving to provide outstanding service to clients. Indeed, The Bank of New York will serve the custody needs of our own internal business groups.

The closing of the acquisition transaction took place on December 31, 1995. It is contemplated that J.P. Morgan will assign to The Bank of New York all of J.P. Morgan's obligations and rights under the Domestic and Global Custody agreement that is currently in effect between Maxim Series Fund, Inc. and J.P. Morgan and the related custody accounts. The actual transfer of your assets and accounts to The Bank of New York's systems will be scheduled in consultation with you. We will work very closely with you and The Bank of New York to make sure that the transition is handled as smoothly as possible. Until your move to The Bank of New York's systems, J.P. Morgan will continue to handle your business, as an agent for The Bank of New York.

We trust that this arrangement is satisfactory to you, and would be pleased to discuss any aspect of the transaction with you in greater detail. We would appreciate it if you would confirm Maxim Series Fund, Inc.'s consent to the transfer by signing in the space below and returning this letter to us.

Our relationship with you is very important to us and we believe that The Bank of New York will maintain and even enhance the quality of services you have been accustomed to receiving from J.P. Morgan.

For:                                                  For:
Morgan Guaranty Trust Company                         The Bank of New York
of NewYork

/s/                                                   /s/


Acknowledged and agreed to by:                        Attest:
Maxim Series Fund, Inc.

/s/                                                   /s/


A subsidiary of
J.P. Morgan & Co.
Incorporated

                                    AMENDMENT


         Amendment made as of April 25, 2001 to that certain Custody Agreement dated as of December , 1993 between Maxim Series Fund, Inc. (the "Fund") and The Bank of New York ("Custodian") (such Custody Agreement hereinafter referred to as the "Custody Agreement").


                              W I T N E S S E T H :


         WHEREAS, Rule 17f-7 under the Investment Company Act of 1940, as amended (the "Rule"), was adopted on June 12, 2000 by the Securities and Exchange Commission;

WHEREAS, the Fund and Custodian desire to amend the Custody Agreement to conform to the Rule;

NOW, THEREFORE, the Fund and Custodian hereby agree as follows:

1. The following new Article XXI is hereby added to the Custody Agreement:

                              Foreign Depositories

1. As used in this Article, the term "Foreign Depository" shall mean each Eligible Securities Depository as defined in Rule 17f-7 under the Investment Company Act of 1940, as amended (the "Rule"), identified by Custodian to the Fund from time to time, and their respective successors and nominees.

2. Notwithstanding any other provision in this Agreement, the Fund hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon any delivery of a Certificate or any giving of Oral Instructions, Instructions, or Written Instructions, as the case may be, that the Fund or its investment adviser has determined, after the Fund or its investment adviser has reviewed the information set forth in Section 3(i) below, that the custody arrangements of each Foreign Depository provide reasonable safeguards against the custody risks associated with maintaining assets with such Foreign Depository within the meaning of the Rule. The Fund or its investment adviser acknowledge that it is their responsibility to determine that the custody arrangements provide reasonable safeguards.

3. With respect to each Foreign Depository, Custodian shall exercise reasonable care, prudence, and diligence such as a person having responsibilities for the safekeeping of the Fund's assets would exercise (i) to provide the Fund or its investment adviser with an analysis of the custody risks associated with maintaining assets with the Foreign Depository, and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks. The Fund acknowledges and agrees that such analysis and monitoring shall be made on the basis of, and limited by (a) sources currently utilized by the Custodian in conducting its risk analysis of foreign depositories; (b) information from Sub-Custodians; (c) other publicly available information otherwise obtained by Custodian; (d) shall not include any evaluation of Country Risks; and (e) that information supplied by Custodian with respect to the status of an institution as a Foreign Depository or utilized by Custodian to conclude that an institution is a Foreign Depository shall be limited to information supplied by such institution without any independent verification. As used herein the term "Country Risks" shall mean with respect to any Foreign Depository: (a) the financial infrastructure of the country in which it is organized, but not of any Foreign Depository to the extent covered by an analysis described in clause (i) of this Section, (b) such country's prevailing custody and settlement practices, (c) nationalization, expropriation or other governmental actions, (d) such country's regulation of the banking or securities industry, (e) currency controls, restrictions, devaluations or fluctuations, and
(f) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

4. Each party represents to the other that this Amendment has been duly executed.

5. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, shall, together, constitute only one amendment.

         IN WITNESS WHEREOF, the Fund and Custodian have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.



                /s/



                By: /s/
                Title:

                             Tax Identification No:




                              THE BANK OF NEW YORK




               By:/s/

               Title:


                                                              Schedule I
                                                          Specified Countries
----------------------- ---------------------------------------- --------------------- ---------------------------------------
Country/                                                         Country/
Market                  Subcustodian(s)                          Market                Subcustodian(s)
Argentina               Banco Rio de la Plata                    Lithuania             Vilniaus Bankas
Australia               National Australia Bank Ltd.             Luxembourg            Banque et Caisse d'Epargne de l'Etat
Austria                 Bank Austria AG                          Malaysia              HongKong Bank Malaysia Berhad
Bahrain                 HSBC Bank Middle East                    Mali                  Societe Generale de Banques en Cote
                                                                                       d'Ivoire
Bangladesh              Standard Chartered Bank                  Malta                 HSBC Bank Malta p.l.c.
Belgium                 Banque Bruxelles Lambert                 Mauritius             HSBC
Benin                   Societe Generale de Banques en Cote      Mexico                Banco Nacional de Mexico
                        d'Ivoire
Bermuda                 Bank of Bermuda Limited                  Morocco               Banque Commerciale du Maroc
Bolivia                 Citibank, N.A.                           Namibia               Stanbic Bank Namibia Limited
Botswana                Barclays Bank of Botswana Ltd.           Netherlands           Fortis Bank (Nederland) N.V.
Brazil                  BankBoston, N.A.                         New Zealand           National Australia Bank Ltd.
                                                                                       (National Nominees Ltd.)
Bulgaria                ING Bank                                 Niger                 Societe Generale de Banques en Cote
                                                                                       d'Ivoire
Burkina Faso            Societe Generale de Banques en Cote      Nigeria               Stanbic Merchant Bank Nigeria Limited
                        d'Ivoire
Canada                  Royal Bank of Canada                     Norway                Den norske Bank ASA
Chile                   BankBoston, N.A.                         Oman                  HSBC Bank Middle East
China                   Standard Chartered Bank                  Pakistan              Standard Chartered Bank
Colombia                Cititrust Colombia S.A.                  Palestinian           HSBC Bank Middle East
                                                                 Autonomous Area
Costa Rica              Banco BCT                                Panama                BankBoston, N.A.
Croatia                 Privredna Banka Zagreb d.d.              Peru                  Citibank, N.A.
Cyprus                  Bank of Cyprus                           Philippines           HSBC
Czech Republic          Ceskoslovenska Obchodni Banka A.S.       Poland                Bank Handlowy W Warszawie S.A.
Denmark                 Den Danske Bank                          Portugal              Banco Comercial Portugues
EASDAQ                  Banque Bruxelles Lambert                 Qatar                 HSBC Bank Middle East
Ecuador                 Citibank, N.A.                           Romania               ING Bank
Egypt                   Citibank, N.A.                           Russia                Vneshtorgbank (Min Fin Bonds only)/
                                                                                       Credit Suisse First Boston AO
Estonia                 Hansabank Limited                        Senegal               Societe Generale de Banques en Cote
                                                                                       d'Ivoire
Euromarket              Clearstream                              Singapore             United Overseas Bank Limited/
                                                                                       The Development Bank of Singapore Ltd.
Euromarket              Euroclear                                Slovak Republic       Ceskoslovenska Obchodni Banka, a.s.
Finland                 Merita Bank plc                          Slovenia              Bank Austria Creditanstalt d.d.
                                                                                       Ljubljana
France                  BNP Paribas / Credit Agricole Indosuez   South Africa          Societe Generale, Johannesburg /
                                                                                       The Standard Bank of South Africa
                                                                                       Limited
Germany                 Dresdner Bank AG                         South Korea           Standard Chartered Bank
Ghana                   Barclays Bank of Ghana Ltd.              Spain                 Banco Bilbao Vizcaya Argentaria S.A.
                                                                                       (BBVA) /
                                                                                       Banco Santander Central Hispano (BSCH)
Greece                  BNP Paribas                              Sri Lanka             Standard Chartered Bank
Guinea Bissau           Societe Generale de Banques en Cote      Swaziland             Standard Bank Swaziland Limited
                        d'Ivoire
Hong Kong               HSBC                                     Sweden                Skandinaviska Enskilda Banken
Hungary                 Citibank Budapest Rt.                    Switzerland           Credit Suisse First Boston
Iceland                 Landsbanki Islands                       Taiwan                HSBC
India                   HSBC / Deutsche Bank AG                  Thailand              Standard Chartered Bank/
                                                                                       Bangkok Bank Public Company Limited
Indonesia               HSBC                                     Togo                  Societe Generale de Banques en Cote
                                                                                       d'Ivoire
Ireland                 Allied Irish Banks, plc                  Trinidad & Tobago     Republic Bank Limited
Israel                  Bank Leumi LE - Israel B.M.              Tunisia               Banque Internationale Arabe de Tunisie
Italy                   Banca Commerciale Italiana / BNP         Turkey                Osmanli Bankasi A.S. (Ottoman Bank)
                        Paribas
Ivory Coast             Societe Generale - Abidjan               United Arab Emirates  HSBC Bank Middle fEast, Dubai
Jamaica                 CIBC Trust & Merchant Bank Jamaica Ltd.  Ukraine               ING Bank
Japan                   The Bank of Tokyo-Mitsubishi Limited/    United Kingdom        The Bank of New York /
                        The Fuji Bank, Limited                                         The Depository & Clearing Centre (DCC)
Jordan                  HSBC Bank Middle East                    United States         The Bank of New York
Kazakhstan              ABN/AMRO                                 Uruguay               BankBoston, N.A.
Kenya                   Barclays Bank of Kenya Ltd.              Venezuela             Citibank, N.A.
Latvia                  Hansabanka Limited                       Zambia                Barclays Bank of Zambia Ltd.
Lebanon                 HSBC Bank Middle East                    Zimbabwe              Barclays Bank of Zimbabwe Ltd.
----------------------- ---------------------------------------- --------------------- ---------------------------------------


                            GLOBAL CUSTODY AGREEMENT



This AGREEMENT is effective April , 2001, and is between THE CHASE MANHATTAN BANK ("Bank") and Maxim Series Fund, Inc. ("Customer").

1.       Customer Accounts.

         Bank, acting as "Securities Intermediary" (as defined in Section 15(g) hereof) shall establish and maintain the following accounts ("Accounts"):

         (a) a Custody Account (as defined in Section 15(b) hereof) in the name of Customer for Financial Assets, which shall, except as modified by Section 15(d) hereof, mean stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by Bank or its Subcustodian (as defined in Section 3 hereof) for the account of Customer, including as an "Entitlement Holder" as defined in Section 15(c) hereof); and

         (b) an account in the name of Customer ("Deposit Account") for any and all cash in any currency received by Bank or its Subcustodian for the account of Customer, which cash shall not be subject to withdrawal by draft or check.

         Customer warrants its authority to: 1) deposit the cash and Financial Assets (collectively "Assets") received in the Accounts and 2) give Instructions (as defined in Section 11 hereof) concerning the Accounts. Bank may deliver Financial Assets of the same class in place of those deposited in the Custody Account.

         Upon written agreement between Bank and Customer, additional Accounts may be established and separately accounted for as additional Accounts hereunder.

2. Maintenance of Financial Assets and Cash at Bank and Subcustodian Locations.

Unless Instructions specifically require another location acceptable to Bank:

(a) Financial Assets shall be held in the country or other jurisdiction in which the principal trading market for such Financial Assets is located, where such Financial Assets are to be presented for payment or where such Financial Assets are acquired; and

         (b) Cash shall be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.

         Cash may be held pursuant to Instructions in either interest or non-interest bearing accounts as may be available for the particular currency. To the extent Instructions are issued and Bank can comply with such Instructions, Bank is authorized to maintain cash balances on deposit for Customer with itself or one of its "Affiliates" at such reasonable rates of interest as may from time to time be paid on such accounts, or in non-interest bearing accounts as Customer may direct, if acceptable to Bank. For purposes hereof, the term "Affiliate" shall mean an entity controlling, controlled by, or under common control with, Bank.

         If Customer wishes to have any of its Assets held in the custody of an institution other than the established Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by Bank and Customer.

3.       Subcustodians and Securities Depositories.

         Bank may act hereunder through the subcustodians listed in Schedule A hereof with which Bank has entered into subcustodial agreements
("Subcustodians"). Customer authorizes Bank to hold Assets in the Accounts in accounts which Bank has established with one or more of its branches or Subcustodians. Bank and Subcustodians are authorized to hold any of the Financial Assets in their account with any securities depository in which they participate.

         Bank shall exercise reasonable care in selecting Subcustodians. Bank reserves the right to add new, replace or remove Subcustodians. Customer shall be given reasonable notice by Bank of any amendment to Schedule A. Upon request by Customer, Bank shall identify the name, address and principal place of business of any Subcustodian of Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

4.       Use of Subcustodian.

(a) Bank shall identify the Assets on its books as belonging to Customer.

         (b) A Subcustodian shall hold such Assets together with assets belonging to other customers of Bank in accounts identified on such Subcustodian's books as custody accounts for the exclusive benefit of customers of Bank.

         (c) Any Financial Assets in the Accounts held by a Subcustodian shall be subject only to the instructions of Bank or its agent. Any Financial Assets held in a securities depository for the account of a Subcustodian shall be subject only to the instructions of such Subcustodian.

(d) Any agreement Bank enters into with a Subcustodian for holding Bank's customers' assets shall provide that such assets shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws, and that the beneficial ownership of such assets shall be freely transferable without the payment of money or value other than for safe custody or administration. Where Securities are deposited by a Subcustodian with a securities depository, Bank shall cause the Subcustodian to identify on its books as belonging to Bank, as agent, the Securities shown on the Subcustodian's account on the books of such securities depository. The foregoing shall not apply to the extent of any special agreement or arrangement made by Customer with any particular Subcustodian.

5.       Deposit Account Transactions.

         (a) Bank or its Subcustodians shall make payments from the Deposit Account upon receipt of Instructions which include all information required by Bank.

         (b) In the event that any payment to be made under this Section 5 exceeds the funds available in the Deposit Account, Bank, in its discretion, may advance Customer such excess amount which shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by Bank on similar loans.

         (c) If Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, Customer shall promptly return any such amount upon oral or written notification: (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If Customer does not promptly return any amount upon such notification, Bank shall be entitled, upon oral or written notification to Customer, to reverse such credit by debiting the Deposit Account for the amount previously credited. Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for Customer upon Instructions after consultation with Customer.

6.       Custody Account Transactions.

         (a) Financial Assets shall be transferred, exchanged or delivered by Bank or its Subcustodian upon receipt by Bank of Instructions which include all information required by Bank. Settlement and payment for Financial Assets received for, and delivery of Financial Assets out of, the Custody Account may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Financial Assets to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery. Delivery of Financial Assets out of the Custody Account may also be made in any manner specifically required by Instructions acceptable to Bank.

         (b) Bank, in its discretion, may credit or debit the Accounts on a contractual settlement date with cash or Financial Assets with respect to any sale, exchange or purchase of Financial Assets. Otherwise, such transactions shall be credited or debited to the Accounts on the date cash or Financial Assets are actually received by Bank and reconciled to the Account.

(i) Bank may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by Bank in its discretion, after the contractual settlement date for the related transaction.

                  (ii) If any Financial Assets delivered pursuant to this
         Section 6 are returned by the recipient thereof, Bank may reverse the credits and debits of the particular transaction at any time.

7.       Actions of Bank.

         Bank shall follow Instructions received regarding Assets held in the Accounts. However, until it receives Instructions to the contrary, Bank shall:

         (a) Present for payment any Financial Assets which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that Bank or Subcustodian is actually aware of such opportunities.

         (b) Execute in the name of Customer such ownership and other certificates as may be required to obtain payments in respect of Financial Assets.

(c) Exchange interim receipts or temporary Financial Assets for definitive Financial Assets.

         (d) Appoint brokers and agents for any transaction involving the Financial Assets, including, without limitation, Affiliates of Bank or any Subcustodian, which shall be selected with reasonable care.

(e) Issue statements to Customer, at times mutually agreed upon, identifying the Assets in the Accounts.

         Bank shall send Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless Customer sends Bank a written exception or objection to any Bank statement within sixty (60) days of receipt, Customer shall be deemed to have approved such statement. In such event, or where Customer has otherwise approved any such statement, Bank shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom as though it had been settled by the decree of a court of competent jurisdiction in an action where Customer and all persons having or claiming an interest in Customer or Customer's Accounts were parties.

         All collections of funds or other property paid or distributed in respect of Financial Assets in the Custody Account shall be made at the risk of Customer. Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by Bank or by its Subcustodians of any payment, redemption or other transaction regarding Financial Assets in the Custody Account in respect of which Bank has agreed to take any action hereunder.

8.       Corporate Actions; Proxies; Tax Reclaims.

         (a) Corporate Actions. Whenever Bank receives information concerning the Financial Assets which requires discretionary action by the beneficial owner of the Financial Assets (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), Bank shall give Customer notice of such Corporate Actions to the extent that Bank's central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

         When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, Bank shall endeavor to obtain Instructions from Customer or its Authorized Person (as defined in Section 10 hereof), but if Instructions are not received in time for Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, Bank is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action.

         (b) Proxy Voting. Bank shall provide proxy voting services, if elected by Customer, in accordance with the terms of the proxy voting services rider hereto. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank).

         (c)      Tax Reclaims.
                  ------------

         (i) Subject to the provisions hereof, Bank shall apply for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Financial Assets for Customer's benefit which Bank believes may be available to Customer.

         (ii) The provision of tax reclaim services by Bank is conditional upon Bank's receiving from Customer or, to the extent the Financial Assets are beneficially owned by others, from each beneficial owner, A) a declaration of the beneficial owner's identity and place of residence and (B) certain other documentation (pro forma copies of which are available from Bank). Customer acknowledges that, if Bank does not receive such declarations, documentation and information, Bank shall be unable to provide tax reclaim services.

         (iii) Bank shall not be liable to Customer or any third party for any taxes, fines or penalties payable by Bank or Customer, and shall be indemnified accordingly, whether these result from the inaccurate completion of documents by Customer or any third party, or as a result of the provision to Bank or any third party of inaccurate or misleading information or the withholding of material information by Customer or any other third party, or as a result of any delay of any revenue authority or any other matter beyond Bank's control.

         (iv) Bank shall perform tax reclaim services only with respect to taxation levied by the revenue authorities of the countries notified to Customer from time to time and Bank may, by notification in writing, at Bank's absolute discretion, supplement or amend the markets in which tax reclaim services are offered. Other than as expressly provided in this sub-clause, Bank shall have no responsibility with regard to Customer's tax position or status in any jurisdiction.

         (v) Customer confirms that Bank is authorized to disclose any information requested by any revenue authority or any governmental body in relation to Customer or the securities and/or cash held for Customer.

         (vi) Tax reclaim services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Bank's affiliates); provided that Bank shall be liable for the performance of any such third party to the same extent as Bank would have been if Bank had performed such services.

         (d)      Tax Obligations.

         (i) Customer confirms that Bank is authorized to deduct from any cash received or credited to the Deposit Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Custody Account.

         (ii) Customer shall pay for and hold Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses, with respect to income from or Financial Assets in the Custody Account except to the extent that Bank has acted negligently in performing any obligations which Bank has agreed to assume with respect to taxes and such negligent act or omission by Bank is the direct cause of such imposition or assessment of such taxes, charges or expenses and Customer would not have been liable for such imposition or assessment in the absence of Bank's actions..

9.       Nominees.

         Financial Assets which are ordinarily held in registered form may be registered in a nominee name of Bank, Subcustodian or securities depository, as the case may be. Bank may without notice to Customer cause any such Financial Assets to cease to be registered in the name of any such nominee and to be registered in the name of Customer. In the event that any Financial Assets registered in a nominee name are called for partial redemption by the issuer, Bank may allot the called portion to the respective beneficial holders of such class of security in any manner Bank deems to be fair and equitable. Customer shall hold Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Financial Assets in the Custody Account.

10.      Authorized Persons.

         As used herein, the term "Authorized Person" means employees or agents including investment managers as have been designated by written notice from Customer or its designated agent to act on behalf of Customer hereunder. Such persons shall continue to be Authorized Persons until such time as Bank receives Instructions from Customer or its designated agent that any such employee or agent is no longer an Authorized Person.

11.      Instructions.

         The term "Instructions" means instructions of any Authorized Person received by Bank, via telephone, telex, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to Bank which Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which Bank may specify. Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded. The term "Instructions" includes, without limitation, instructions to sell, assign, transfer, deliver, purchase or receive for the Custody Account, any and all stocks, bonds and other Financial Assets or to transfer funds in the Deposit Account.

         Any Instructions delivered to Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but Customer shall hold Bank harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or Bank's failure to produce such confirmation at any subsequent time. Bank may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which Bank shall make available to Customer or its Authorized Persons.

12.      Standard of Care; Liabilities.

         (a) Bank shall be responsible for the performance of only such duties as are set forth herein or expressly contained in Instructions which are consistent with the provisions hereof as follows:

                  (i) Notwithstanding any other provisions of this Agreement, Bank's responsibilities shall be limited to the exercise of reasonable care with respect to its obligations hereunder. Bank shall only be liable to Customer for any loss which shall occur as the result of the failure of a Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets where such loss results directly from the failure by the Subcustodian to use reasonable care in the provision of custodial services by it in accordance with the standards prevailing in its local market or from the willful default of such Subcustodian in the provision of custodial services by it. In the event of any loss to Customer which is compensable hereunder (i.e. a loss arising by reason of willful misconduct or the failure of Bank or its Subcustodian to use reasonable care), Bank shall be liable to Customer only to the extent of Customer's direct damages, to be determined based on the market value of the property which is the subject of the loss at the date of discovery of such loss and without reference to any special conditions or circumstances. Bank shall have no liability whatsoever for any consequential, special, indirect or speculative loss or damages (including, but not limited to, lost profits) suffered by Customer in connection with the transactions and services contemplated hereby and the relationship established hereby even if Bank has been advised as to the possibility of the same and regardless of the form of the action.

                  (ii) Bank shall not be responsible for the insolvency of any Subcustodian which is not a branch or Affiliate of Bank. Bank shall not be responsible for any act, omission, default or the solvency of any broker or agent which it or a Subcustodian appoints unless such appointment was made negligently or in bad faith.

                  (iii) (A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees ("Losses") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank's performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

                  (iv) Customer shall pay for and hold Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses, with respect to income from or Assets in the Accounts.

                  (v) Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for Customer) on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

(vi) Bank need not maintain any insurance for the benefit of Customer.

                  (vii) Without limiting the foregoing, Bank shall not be liable for any loss which results from: 1) the general risk of investing, or
         2) investing or holding Assets in a particular country including, but not limited to, losses resulting from malfunction, interruption of or error in the transmission of information caused by any machines or system or interruption of communication facilities, abnormal operating conditions, nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets.

                  (viii) Neither party shall be liable to the other for any loss due to forces beyond their control including, but not limited to strikes or work stoppages, acts of war (whether declared or undeclared) or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

         (b) Consistent with and without limiting the first paragraph of this
Section 12, it is specifically acknowledged that Bank shall have no duty or responsibility to:

(i) question Instructions or make any suggestions to Customer or an Authorized Person regarding such Instructions;

(ii) supervise or make recommendations with respect to investments or the retention of Financial Assets;

                  (iii) advise Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Section 5(c) hereof;

                  (iv) evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Financial Assets are delivered or payments are made pursuant hereto; and

                  (v) review or reconcile trade confirmations received from brokers. Customer or its Authorized Persons issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by Bank.

         (c) Customer authorizes Bank to act hereunder notwithstanding that Bank or any of its divisions or Affiliates may have a material interest in a transaction, or circumstances are such that Bank may have a potential conflict of duty or interest including the fact that Bank or any of its Affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Financial Assets, act as a lender to the issuer of Financial Assets, act in the same transaction as agent for more than one customer, have a material interest in the issue of Financial Assets, or earn profits from any of the activities listed herein.

13.      Fees and Expenses.

         Customer shall pay Bank for its services hereunder the fees set forth in Schedule B hereto or such other amounts as may be agreed upon in writing, together with Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees. Bank shall have a lien on and is authorized to charge any Accounts of Customer for any amount owing to Bank under any provision hereof.

14.      Miscellaneous.

         (a) Foreign Exchange Transactions. To facilitate the administration of Customer's trading and investment activity, when instructed by specific or standing Instruction, Bank is authorized to enter into spot or forward foreign exchange contracts with Customer or an Authorized Person for Customer and may also provide foreign exchange through its subsidiaries, Affiliates or Subcustodians. Instructions, may be issued with respect to such contracts but Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where Bank, its subsidiaries, Affiliates or Subcustodians enter into a separate master foreign exchange contract with Customer that covers foreign exchange transactions for the Accounts, the terms and conditions of that foreign exchange contract, and to the extent not inconsistent, this Agreement, shall apply to such transactions.

         (b) Certification of Residency, etc. Customer certifies that it is a resident of the United States and shall notify Bank of any changes in residency. Bank may rely upon this certification or the certification of such other facts as may be required to administer Bank's obligations hereunder. Customer shall indemnify Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

         (c) Access to Records. Bank shall allow Customer's independent public accountant reasonable access to the records of Bank relating to Financial Assets as is required in connection with their examination of books and records pertaining to Customer's affairs. Subject to restrictions under applicable law, Bank shall also obtain an undertaking to permit Customer's independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Financial Assets as may be required in connection with the examination of Customer's books and records.

         (d) Governing Law; Successors and Assigns; Immunity; Captions. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN NEW YORK and shall not be assignable by either party, but shall bind the successors in interest of Customer and Bank. To the extent that in any jurisdiction Customer may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, Customer irrevocably shall not claim, and it hereby waives, such immunity. The captions given to the sections and subsections of this Agreement are for convenience of reference only and are not to be used to interpret this Agreement.

(e) Entire Agreement; Applicable Riders. Customer represents that the Assets deposited in the Accounts are (Check one):
-------------------------------------

X Investment Company assets subject to certain U.S. Securities and Exchange --Commission rules and regulations;

   Other (specify)
--

         This Agreement consists exclusively of this document together with Schedules A and B, Exhibits I - _______ and the following Rider(s) [Check applicable rider(s)]:

             X   INVESTMENT COMPANY
          -----

             X   PROXY VOTING
          -----

                   SPECIAL TERMS AND CONDITIONS
          -------

         There are no other provisions hereof and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment hereto must be in writing, executed by both parties.

         (f) Severability. In the event that one or more provisions hereof are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions shall not in any way be affected or impaired.

         (g) Waiver. Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right hereunder operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision hereof, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

         (h) Representations and Warranties. (i) Customer hereby represents and warrants to Bank that: (A) it has full authority and power to deposit and control the Financial Assets and cash deposited in the Accounts; (B) it has all necessary authority to use Bank as its custodian; (C) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; (D) it has taken all necessary action to authorize the execution and delivery hereof. (E) it shall have full authority and power to borrow moneys and enter into foreign exchange transactions; and (F) it has not relied on any oral or written representation made by Bank or any person on its behalf, and acknowledges that this Agreement sets out to the fullest extent the duties of Bank. (ii) Bank hereby represents and warrants to Customer that: (A) it has the full power and authority to perform its obligations hereunder, (B) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and (C) it has taken all necessary action to authorize the execution and delivery hereof.

(i) Notices. All notices hereunder shall be effective when actually received. Any notices or other communications which may be required hereunder are to be sent to the parties at the following addresses or such other addresses as may subsequently be given to the other party in writing: (a) Bank: The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, Attention:
Global Investor Services, Investment Management Group; and (b) Customer: Maxim Series Fund, Inc., Attn: Securities Admin, 2T2, 8515 E. Orchard Road, Greenwood Village, CO, 80111.

         (j) Termination. This Agreement may be terminated by Customer or Bank by giving sixty (60) days' written notice to the other, provided that such notice to Bank shall specify the names of the persons to whom Bank shall deliver the Assets in the Accounts. If notice of termination is given by Bank, Customer shall, within sixty (60) days following receipt of the notice, deliver to Bank Instructions specifying the names of the persons to whom Bank shall deliver the Assets. In either case Bank shall deliver the Assets to the persons so specified, after deducting any amounts which Bank determines in good faith to be owed to it under Section 13. If within sixty (60) days following receipt of a notice of termination by Bank, Bank does not receive Instructions from Customer specifying the names of the persons to whom Bank shall deliver the Assets, Bank, at its election, may deliver the Assets to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions hereof, or to Authorized Persons, or may continue to hold the Assets until Instructions are provided to Bank.

(k) Money Laundering. Customer warrants and undertakes to Bank for itself and its agents that all Customer's customers are properly identified in accordance with U.S. Money Laundering regulations and guidelines as in effect from time to time.

         (l) Imputation of certain information. Bank shall not be held responsible for and shall not be required to have regard to information held by any person by imputation or information of which Bank is not aware by virtue of a "Chinese Wall" arrangement. If Bank becomes aware of confidential information which in good faith it feels inhibits it from effecting a transaction hereunder Bank may refrain from effecting it.

15.      Definitions.

         As used herein, the following terms shall have the meaning hereinafter stated:

a) "Certificated Security" shall mean a security that is represented by a certificate.

b) "Custody Account" shall mean each Securities custody account on Bank's records to which Financial Assets are or may be credited pursuant hereto.

c) "Entitlement Holder" shall mean the person on the records of a Securities Intermediary as the person having a Securities Entitlement against the Securities Intermediary.

d) "Financial Asset" shall mean, as the context requires, either the asset itself or the means by which a person's claim to it is evidenced, including a Certificated Security or Uncertificated Security, a security certificate, or a Securities Entitlement. Financial Assets shall not include cash.

e) "Securities" shall mean stocks, bonds, rights, warrants and other negotiable and non-negotiable paper whether issued as Certificated Securities or Uncertificated Securities and commonly traded or dealt in on securities exchanges or financial markets, and other obligations of an issuer, or shares, participations and interests in an issuer recognized in an area in which it is issued or dealt in as a medium for investment and any other property as shall be acceptable to Bank for the Custody Account.

f) "Securities Entitlement" shall mean the rights and property interest of an Entitlement Holder with respect to a Financial Asset as set forth in Part 5 of the Uniform Commercial Code.

g) "Securities Intermediary" shall mean Bank, a Subcustodian, a securities depository, and any other financial institution which in the ordinary course of business maintains custody accounts for others and acts in that capacity.

h) "Uncertificated Security" shall mean a security that is not represented by a certificate.

i) "Uniform Commercial Code" shall mean Article 8 of the Uniform Commercial Code of the State of New York, as the same may be amended from time to time.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.

   MAXIM SERIES FUND, INC.



   By:____________________________________________
   Title:
   Date:


   THE CHASE MANHATTAN BANK



   By:____________________________________________
   Title:
   Date:

STATE OF                   )
                                    :  ss.
COUNTY OF                           )


On this day of , 200_ , before me personally came , to me known, who being by me duly sworn, did depose and say that he/she resides in at , that he/she is of , the entity described in and which executed the foregoing instrument; that he/she knows the seal of said entity, that the seal affixed to said instrument is such seal, that it was so affixed by order of said entity, and that he/she signed his/her name thereto by like order.




Sworn to before me this
                        --------------

day of               , 200_.
       --------------


            Notary

STATE OF NEW YORK          )
                                            :  ss.
COUNTY OF NEW YORK                  )


On this day of , 200_ , before me personally came , to me known, who being by me duly sworn, did depose and say that he/she resides in at ; that he/she is a Vice President of THE CHASE MANHATTAN BANK, the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.


Sworn to before me this
                        -------------------

day of                 , 200_.
       ----------------



            Notary

3

262139v1
262139v1
              Investment Company Rider to Global Custody Agreement
                      Between The Chase Manhattan Bank and
                             Maxim Series Fund, Inc.
                          effective __________________

The following modifications are made to the Agreement:

I. Add the following after the first sentence of Section 3 of the Agreement:

At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian (as hereinafter defined) where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

II. Add the following language to the end of Section 3 of the Agreement:

The term Subcustodian as used herein shall mean the following:

(a) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7); and

(b) an "Eligible Foreign  Custodian,"  which, as defined in rule 17f-5(a)(1) and
(5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

The term "securities depository" as used herein shall mean the following, when referring to a securities depository located:

(a) outside the U.S., an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5; and

(b) in the U.S., shall mean a "securities depository" as defined in SEC rule 17f-4(a).

For purposes of provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager. For purposes of clarity, the term Subcustodian shall not include any securities depository."

III. Add the following language to the end of the first sentence of Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

IV. Add a new Section 16 to the Agreement as follows:


16.  Compliance  with  Securities  and  Exchange  Commission  rule 17f-5  ("rule
17f-5").


(a) Customer's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Customer's Foreign Assets, (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

(b) In connection with the foregoing, Bank shall:

(i) provide written reports notifying Customer's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements but until further notice from Customer requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

(ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

(iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

(iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(2)(i) and (ii); and

(v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

(c) Except as expressly provided herein and in Section 17 hereof, Customer shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

(d) Bank represents to Customer that it is a U.S. Bank as defined in rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Customer may maintain Foreign Assets in each country in which Customer's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Customer that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

(e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-A hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

V. Add a new Section 17 to the Agreement as follows:

17.  Compliance  with  Securities  and  Exchange  Commission  rule 17f-7  ("rule
17f-7").

(a) Bank shall, for consideration by Customer, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Customer's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's Foreign Assets at such Depository) and at which any Foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

(b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 17(a) above.

(c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Customer from time to time.)

         (d) Bank need not commence performing any of the duties set forth in this Section 17 prior to March 31, 2001, but Bank shall advise Customer if it is prepared to commence such duties prior to such date as to particular depositories.

                                  Appendix 1-A

                       Information Regarding Country Risk


         1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

         A        Opinions of local counsel concerning:

X i. Whether applicable foreign law would restrict the access afforded Customer's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

X ii. Whether applicable foreign law would restrict the Customer's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

X iii. Whether applicable foreign law would restrict the Customer's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

         B.       Written information concerning:

     X   i.       The likelihood of expropriation, nationalization, freezes, or confiscation of Customer's assets.
--------

     X   ii.      Whether  difficulties in converting  Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.
--------

         C.       A market report with respect to the following topics:

         (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

         2. Bank shall furnish the following additional information:

                      Market flashes, including with respect to changes in the information in market reports.

                                        2
262139v1
                                  Appendix 1-B

                        ELIGIBLE SECURITIES DEPOSITORIES

209086:v01
                                    262139v1
                           GLOBAL PROXY SERVICE RIDER
                           To Global Custody Agreement
                                     Between
                            THE CHASE MANHATTAN BANK
                                       AND
                             Maxim Series Fund, Inc.
                                   dated 200_.

1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer Instructions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Bank or its Subcustodian. In this respect Bank's only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4 Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Financial Assets are: (i) on loan; (ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting; (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6 Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with ss.10 of the Agreement. Proxy Services fees shall be as set forth in ss.13 of the Agreement or as separately agreed.







                                              SECURITIES DEPOSITORIES
                                              AS OF January 17, 2001

                                                         1
---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
                       -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Argentina              CVSA                                               Equity, Corporate Debt, Government Debt
                        (Caja de Valores S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Argentina              CRYL                                               Government Debt
                        (Central de Registration y Liquidacion de
                        Instrumentos de Endeudamiento Publico)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Australia              Austraclear Limited                                Corporate Debt, Money Market, Semi-Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Australia              CHESS                                              Equity
                        (Clearing House Electronic Sub-register System)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Australia              RITS                                               Government Debt
                        (Reserve Bank of Australia/Reserve Bank
                        Information and Transfer System)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Austria                OeKB                                               Equity, Corporate Debt, Government Debt
                        (Oesterreichische Kontrollbank AG)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Belgium                CIK                                                Equity, Corporate Debt
                        (Caisse Interprofessionnelle de Depots et de Virements
                        de Titres S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Belgium                NBB                                                Corporate Debt, Government Debt
                        (National Bank of Belgium)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Brazil                 CBLC                                               Equity
                        (Companhia Brasileira de Liquidacao e Custodia)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Brazil                 CETIP                                              Corporate Debt
                        (Central de Custodia e Liquidacao Financiera
                        de Titulos Privados)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Brazil                 SELIC                                              Government Debt
                        (Sistema Especial de Liquidacao e Custodia)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Bulgaria               BNB                                                Government Debt
                        (Bulgaria National Bank)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Bulgaria               CDAD                                               Equity, Corporate Debt
                        (Central Depository A.D.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Canada                 CDS                                                Equity, Corporate, Government Debt
                        (The Canadian Depository for Securities
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------





---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Chile                  DCV                                                Equity, Corporate Debt, Government Debt
                        (Deposito Central de Valores S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 China, Shanghai        SSCCRC                                             Equity
                        (Shanghai Securities Central Clearing and
                        Registration Corporation)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 China, Shenzhen        SSCC                                               Equity
                        (Shenzhen Securities Clearing Company, Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Colombia               DCV                                                Government Debt
                        (Deposito Central de Valores)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Colombia               DECEVAL                                            Equity, Corporate Debt, Government Debt
                        (Deposito Centralizado de Valores de Colombia
                        S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Croatia                SDA                                                Equity, Government Debt
                        (Central Depository Agency Inc. - Stredisnja
                        depozitarna agencija d.d.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Croatia                Ministry of Finance of the Republic of Croatia     Short-term debt issued by the Ministry of Finance.
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Croatia                CNB                                                Short-term debt issued by the National Bank of
                        (Croatian National Bank)                           Croatia.
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Czech Republic         SCP                                                Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papiru)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Czech Republic         CNB                                                Government Debt
                        (Czech National Bank)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Denmark                VP                                                 Equity, Corporate Debt, Government Debt
                        (Vaerdipapircentralen A/S)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Egypt                  MCSD                                               Equity, Corporate Debt
                        (Misr for Clearing, Settlement and Depository,
                        S.A.E.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Estonia                ECDS                                               Equity, Corporate Debt, Government Debt
                        (Estonian Central Depository for Securities
                        Limited - Eesti Vaatpaberite Keskdepositoorium)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Euromarket             DCC                                                Euro-CDs
                        (The Depository and Clearing Centre)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Euromarket             Clearstream                                        Euro-Debt
                        (Clearstream Banking, S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Euromarket             Euroclear                                          Euro-Debt
---------------------- -------------------------------------------------- --------------------------------------------------------




---------------------- -------------------------------------------------- --------------------------------------------------------
 Finland                APK                                                Equity, Corporate Debt, Government Debt
                        (Finnish Central Securities Depository Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 France                 Euroclear France                                   Equity, Corporate Debt, Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Germany                Clearstream                                        Equity, Corporate Debt, Government Debt
                        (Clearstream Banking AG)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Greece                 CSD                                                Equity, Corporate Debt
                        (Central Securities Depository S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Greece                 BoG                                                Government Debt
                        (Bank of Greece)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Hong Kong              HKSCC                                              Equity
                        (Hong Kong Securities Clearing Company Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Hong Kong              CMU                                                Corporate Debt, Government Debt
                        (Central Moneymarkets Unit)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Hungary                KELER                                              Equity, Corporate Debt, Government Debt
                        (Central Depository and Clearing House -
                        Kosponti Elszamolohaz es Ertektar (Budapest)
                        Rt.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 India                  NSDL                                               Equity, Corporate Debt, Government Debt
                        (National Securities Depository Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 India                  CDSL                                               Equity
                        (Central Depository Services (India) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 India                  RBI                                                Government Debt
                        (Reserve Bank of India)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Indonesia              KSEI                                               Equity, Corporate Debt
                        (PT Kustodian Sentral Efek Indonesia)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Ireland                CREST                                              Equity, Corporate Debt
                        (CRESTCo Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Israel                 TASE Clearing House                                Equity, Corporate Debt, Government Debt
                        (Tel Aviv Stock Exchange Clearing House)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Italy                  Monte Titoli S.p.A.                                Equity, Corporate Debt, Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Italy                  Banca d'Italia                                     Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------





---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Ivory Coast            DC/BR                                              Equity
                        (Le Depositaire Central / Banque de Reglement)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Japan                  JASDEC                                             Equity, Convertible Debt
                        (Japan Securities Depository Center)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Japan                  BoJ                                                Registered Government Debt
                        (Bank of Japan)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Kazahkstan             CSD                                                Equity
                        (Central Securities Depository CJSC)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Kenya                  CBCD                                               Government Debt
                        (Central Bank Central Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Latvia                 LCD                                                Equity, Corporate Debt, Government Debt
                        (Latvian Central Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Lebanon                Midclear S.A.L.                                    Equity
                        (Custodian and Clearing Center of Financial
                        Instruments for Lebanon and the Middle East
                        S.A.L.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Lithuania              CSDL                                               Equity, Corporate Debt, Government Debt
                        (Central Securities Depository of Lithuania)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Luxembourg             Clearstream                                        Equity
                        (Clearstream Banking S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Malaysia               MCD                                                Equity, Corporate Debt, Government Debt
                        (Malaysian Central Depository Sdn. Bhd.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Mauritius              CDS                                                Equity, Corporate Debt
                        (Central Depository and Settlement Company
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Mexico                 INDEVAL                                            Equity, Corporate Debt, Government Debt
                        (S.D. INDEVAL S.A. de C.V.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Morocco                Maroclear                                          Equity, Corporate Debt, Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Netherlands            NECIGEF                                            Equity, Corporate Debt, Government Debt
                        (Nederlands Centraal Insituut voor Giraal
                        Effectenverkeer B.V.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 New Zealand            NZCSD                                              Equity, Corporate Debt, Government Debt
                        (New Zealand Central Securities Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------





---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Nigeria                CSCS                                               Equity, Corporate Debt, Government Debt
                        (Central Securities Clearing System Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Norway                 VPS                                                Equity, Corporate Debt, Government Debt
                        (Verdipapirsentralen)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Oman                   MDSRC                                              Equity, Corporate Debt
                        (The Muscat Depository and Securities
                        Registration Company, S.A.O.C.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Pakistan               CDC                                                Equity, Corporate Debt
                        (Central Depository Company of Pakistan
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Pakistan               SBP                                                Government Debt
                        (State Bank of Pakistan)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Peru                   CAVALI                                             Equity, Corporate Debt, Government Debt
                        (CAVALI ICLV S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Philippines            PCD                                                Equity
                        (Philippine Central Depository Inc.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Philippines            ROSS                                               Government Debt
                        (Bangko Sentral ng Pilipinas / Register of
                        Scripless Securities)
---------------------- -------------------------------------------------- --------------------------------------------------------




---------------------- -------------------------------------------------- --------------------------------------------------------
 Poland                 NDS                                                Equity, Long-Term Government Debt
                        (National Depository for Securities S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------




---------------------- -------------------------------------------------- --------------------------------------------------------
 Poland                 CRT                                                Short-Term Government Debt
                        (Central Registry of Treasury-Bills)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Portugal               CVM                                                Equity, Corporate Debt, Government Debt
                        (Central de Valores Mobiliarios e Sistema de
                        Liquidacao e Compensacao)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Romania                SNCDD                                              Equity
                        (National Company for Clearing, Settlement and
                        Depository for Securities)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Romania                BSE                                                Equity
                        (Bucharest Stock Exchange Registry)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Russia                 VTB                                                Equity, Corporate Debt, Government Debt (Ministry of
                        (Vneshtorgbank)                                    Finance Bonds)
---------------------- -------------------------------------------------- --------------------------------------------------------





---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Russia                 NDC                                                Equity, Corporate Debt, Government Debt
                        (National Depository Centre)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Russia                 DCC                                                Equity
                        (Depository Clearing Company)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Singapore              CDP                                                Equity, Corporate Debt
                        (The Central Depository (Pte) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Singapore              SGS                                                Government Debt
                        (Monetary Authority of Singapore / Singapore
                        Government Securities Book-Entry System)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Slovak Republic        SCP                                                Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papierov SR Bratislava,
                        a.s.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Slovak Republic        NBS                                                Government Debt
                        (National Bank of Slovakia)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Slovenia               KDD                                                Equity, Corporate Debt, Government Debt
                        (Centralna klirinsko depotna druzba d.d.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 South Africa           CDL                                                Corporate Debt, Government Debt
                        (Central Depository (Pty) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 South Africa           STRATE                                             Equity
                        (Share Transactions Totally Electronic)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 South Korea            KSD                                                Equity, Corporate Debt, Government Debt
                        (Korea Securities Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Spain                  SCLV                                               Equity, Corporate Debt
                        (Servicio de Compensacion y Liquidacion de Valores,
                        S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Spain                  CBEO                                               Government Debt
                        (Banco de Espana / Central Book Entry Office)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Sri Lanka              CDS                                                Equity, Corporate Debt
                        (Central Depository System (Private) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Sweden                 VPC                                                Equity, Corporate Debt, Government Debt
                        (Vardepapperscentralen AB)
---------------------- -------------------------------------------------- --------------------------------------------------------





---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Switzerland            SIS                                                Equity, Corporate Debt, Government Debt
                        (SIS SegaInterSettle AG)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Taiwan                 TSCD                                               Equity, Government Debt
                        (Taiwan Securities Central Depository Co.,
                        Ltd.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Thailand               TSD                                                Equity, Corporate Debt, Government Debt
                        (Thailand Securities Depository Company
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Tunisia                STICODEVAM                                         Equity, Corporate Debt, Government Debt
                        (Societe Tunisienne Interprofessionnelle pour
                        la Compensation et le Depot des Valeurs
                        Mobilieres)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Turkey                 TAKASBANK                                          Equity, Corporate Debt, Government Debt
                        (IMKB Takas ve Saklama Bankasi A.S.)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 United Kingdom         CREST                                              Equity, Corporate Debt, Government Debt
                        (CRESTCo Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 United Kingdom         CMO                                                Sterling & Euro CDs, Commercial Paper
                        (Central Moneymarkets Office)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 United States          DTC                                                Equity, Corporate Debt
                        (Depository Trust Company)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 United States          PTC                                                Mortgage Back Debt
                        (Participants Trust Company)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 United States          FED                                                Government Debt
                        (The Federal Reserve Book-Entry System)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Uruguay                BCU                                                Corporate Debt, Government Debt
                        (Banco Central del Uruguay)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Venezuela              BCV                                                Government Debt
                        (Banco Central de Venezuela)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Zambia                 CSD                                                Equity, Government Debt
                        (LuSE Central Shares Depository Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
---------------------- -------------------------------------------------- --------------------------------------------------------
 Zambia                 BoZ                                                Government Debt
                        (Bank of Zambia)
---------------------- -------------------------------------------------- --------------------------------------------------------
